UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kathleen L. Prudhomme

Vice President and Secretary

901 Marquette Avenue Minneapolis, Minnesota 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report December 31, 2017

Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I	Class T

Nuveen NWQ Global Equity Income Fund	NQGAX	NQGCX	NQGRX	—	NQGIX	NQGTX
Nuveen NWQ International Value Fund	NAIGX	NCIGX	NTITX	—	NGRRX	NAITX
Nuveen NWQ Multi-Cap Value Fund	NQVAX	NQVCX	NMCTX	—	NQVRX	NQVTX
Nuveen NWQ Large-Cap Value Fund	NQCAX	NQCCX	NQCQX	—	NQCRX	NQCTX
Nuveen NWQ Small/Mid-Cap Value Fund	NSMAX	NSMCX	NWQRX	NWQFX	NSMRX	NWQUX
Nuveen NWQ Small-Cap Value Fund	NSCAX	NSCCX	NSCQX	NSCFX	NSCRX	NSCTX

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Financial markets ended 2017 on a high note. Concurrent growth across the world’s major economies, strong corporate profits, low inflation and accommodative central banks provided an optimal environment for rising asset prices with remarkably low volatility. Political risks, which were expected to be a wildcard in 2017, did not materialize. The Trump administration achieved one of its major policy goals with the passage of the Tax cuts and Jobs Act, the European Union (EU) member governments elected EU-friendly leadership, Brexit negotiations moved forward and China’s 19th Party Congress concluded with no major surprises in its economic policy objectives.

Conditions have turned more volatile in 2018, but the positive fundamentals underpinning the markets’ rise over the past year remain intact. In early February, fears of rising inflation, which could prompt more aggressive action by the Federal Reserve, triggered a widespread sell-off across U.S. and global equity markets. Yet, global economies are still expanding and corporate earnings look healthy.

We do believe volatility will feature more prominently in 2018. Interest rates continue to rise and inflation pressures are mounting and investors are uncertain about how markets will react amid tighter financial conditions. After the relative calm of the past few years, it’s anticipated that price fluctuations will begin trending toward a more historically normal range. But we also note that signs foreshadowing recession are lacking at this point.

Maintaining perspective can be difficult with daily headlines focused predominantly on short-term news. Nuveen believes this can be an opportune time to check in with your financial advisor. Strong market appreciation such as that in 2017 may create an imbalance in a diversified portfolio. Your advisor can help you reexamine your investment goals and risk tolerance, and realign your portfolio’s investment mix appropriately. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 23, 2018

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Portfolio Managers’

Comments

Nuveen NWQ Global Equity Income Fund

Nuveen NWQ International Value Fund

Nuveen NWQ Multi-Cap Value Fund

Nuveen NWQ Large-Cap Value Fund

Nuveen NWQ Small/Mid-Cap Value Fund

Nuveen NWQ Small-Cap Value Fund

The Funds feature portfolio management by NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen, LLC (Nuveen). Jon D. Bosse, CFA, is the Chief Investment Officer of NWQ and manages the Nuveen NWQ Multi-Cap Value and Large-Cap Value Funds. Phyllis Thomas, CFA, and Andy Hwang manage the Nuveen NWQ Small/Mid-Cap Value and Small-Cap Value Funds. James T. Stephenson, CFA, and Thomas J. Ray, CFA, manage the Nuveen NWQ Global Equity Income Fund and Peter Boardman serves as portfolio manager of the Nuveen NWQ International Value Fund.

Below, the team discusses the key investment strategies and performance of the Funds for the six-month reporting period ended December 31, 2017.

How did the Funds perform during the six-month reporting period ended December 31, 2017?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Funds for the six-month, one-year, five-year, ten-year and/or since inception periods ended December 31, 2017. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of their corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the six-month reporting period ended December 31, 2017 and how did these strategies influence performance?

Nuveen NWQ Global Equity Income Fund

The Nuveen NWQ Global Equity Income Fund’s Class A Shares at NAV performed in line with its comparative Lipper classification average, but underperformed the MSCI World Index during the six-month reporting period ended December 31, 2017.

The Fund is designed to provide long-term capital appreciation and high current income. The Fund will generally focus its investments on income producing securities. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. Up to 20% of the Fund’s net assets may be invested in debt securities, including corporate debt securities and U.S. government and agency debt securities. The Fund may invest up to 10% of its net assets in below investment grade debt securities, commonly referred to as “high yield” securities or “junk” bonds. The Fund may invest in securities of issuers located anywhere in the world. Under normal market conditions, the Fund invests at least

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

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Portfolio Managers’ Comments (continued)

40% of its net assets in non-U.S. securities and invests in securities of companies representing at least three different countries (one of which may be the United States). The Fund may invest up to 20% of its net assets in securities of companies located in emerging markets. The Fund may invest in equity securities issued by companies of any market capitalization, including small and medium market capitalization companies. The Fund may also utilize derivatives, including currency options, currency futures and options on such futures and currency forwards.

Geographically, performance benefitted from stock selection in the Europe (excluding the United Kingdom) and Middle East. Investments in the United Kingdom and Japan lagged and were a headwind for the Fund’s overall return for the reporting period. From a sector perspective, our investments in the financial and utilities sectors were positive. Conversely, adverse performance in the health care, consumer staples and real estate sectors were key detractors.

Several individual holdings contributed to performance. Positively contributing to performance was utilities holding Veolia Environment S.A., which reported solid second quarter 2017 earnings. Our thesis for Veolia hinges on improving free-cash-flow through cost-cutting and the shedding of unprofitable contracts and the company should benefit from a liberalization of the French economy that may allow them to cut headcount at a faster rate. Industrial holding Deutsche Post AG was a positive contributor to performance as the company looks like a key beneficiary of a recovery in the Eurozone economy. Deutsche Post should also be able to take advantage of ongoing systems issues that FedEx has seen with their TNT integration, leading to a market share shift to Deutsche Post’s Express division. We continue to believe that Deutsche Post can grow EBIT (earnings before interest and taxes) faster than expectations with mail headwinds abating and parcel growth remaining strong. Lastly, AIB Group PLC continued its rerating from its IPO during the summer of 2017, driven by the continuing and compelling Irish economic recovery, which is helping AIB’s credit performance and new business margins. Additionally, there is growing appreciation in the investment community about AIB’s capital strength and defensiveness and our analysis shows that AIB is the single best capitalized large cap bank in Europe, and its low risk profile remains a key part of our thesis.

Several individual holdings detracted from portfolio performance, particularly health care holdings GlaxoSmithKline PLC and Teva Pharmaceutical Industries Limited 7% Convertible Preferred shares. GlaxoSmithKline remains fundamentally strong, though positive sentiment was somewhat hampered following positive data from Gilead’s competing HIV offering. Investors also seemed too concerned and beleaguered with GlaxoSmithKline’s repeated, and often unfulfilled, promises to enhance research and development (R&D) productivity. Teva has been under pressure as one of the company’s most popular products used to treat multiple sclerosis, Copaxone, faced generic competition since being off-patent. During the reporting period, Mylan NV, a UK pharmaceutical company, received a surprise FDA approval to produce generic Copaxone, which moved Teva’s stock price lower. Fundamentally, the U.S. pharma system is problematic and generics are one of the few ways to reduce health care costs. Teva’s pipeline of drugs expanded with the purchase of Allergen’s generic business for $40.5 billion last year. With this administration focused on reducing health care cost, the FDA will likely expedite the approval of other generic drugs. Owning the preferred shares have offered us some mild outperformance relative to the underlying equity. Lastly, Colony Northstar, Inc. was another detractor to results. The company was formed through a tri-party merger between Colony Capital, Inc. (CLNY, a previously owned position), NorthStar Asset Management Group Inc. (NSAM) and NorthStar Realty Finance Corp. (NRF). Colony is in the midst of a strategic transition from a mortgage real estate investment trust (REIT) to a diversified property REIT in order to capitalize on better growth opportunities and improve its valuation. The stock price has been weak over the reporting period on concerns over their core earnings run rate and dividend stability. We believe that Colony retains an attractive risk/reward profile.

The Fund wrote covered call options on individual stocks, while investing in these same stocks, to enhance returns while foregoing some upside potential. The effect of these activities on performance was negligible during the period and all covered call options were sold off or expired during the reporting period.

Nuveen NWQ International Value Fund

The Fund’s Class A Shares at NAV underperformed the MSCI EAFE Index and the Lipper classification average for the six-month reporting period ended December 31, 2017.

Our investment strategy remained focused on seeking companies with strong franchises whose shares were trading at a significant discount to what we believed to be their intrinsic value. Under normal market conditions, the Fund invests primarily in non-U.S.

6	NUVEEN

equity securities issued in developed countries, but it may invest up to 20% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark. However, for reporting purposes we use benchmarks for comparison.

The materials, energy and real estate sectors were the leading contributors to performance on a relative basis. The health care, industrials and consumer staples were the primary detractors from relative performance, mostly driven by underperforming selections within those respective sectors. On a regional basis, United Kingdom, Canada and Asia excluding Japan contributed to relative results while overall selections in the United States, continental Europe and Middle East detracted.

Several individual holdings contributed to relative performance including, material sector holdings Koninklijke DSM NV, a leading player in highly attractive nutrition segments such as eubiotics and enzymes. Its pipeline of larger scale innovations supports the view that it can grow its nutrition business by over 5% organically in the future. The stock did well in the fourth quarter due to better than expected results in the third quarter and higher prices for vitamin A and E. Moreover, with its’ underlevered balance sheet following the sale of Patheon to Thermo Fisher, the company is now ripe for deploying its cash into higher growth opportunities. Also positively contributing was energy sector holding Royal Dutch Shell PLC. A global integrated oil company, Royal Dutch Shell PLC rallied strongly along with the energy sector. As previously mentioned, the price of crude oil moved higher, from depressed levels, as inventory levels moved lower and Organization of the Petroleum Exporting Countries (OPEC) committed to reduced output. Lastly, information technology sector holding Rohm Company Limited contributed to performance. The custom integrated circuit maker continued its march higher aided by much stronger than expected earnings and a very supportive end product market. Operating profits were significantly above forecasts, and revenues were higher year over year, driven by strength in all business units. While beating its forecast, the company also upgraded full year guidance, and continues to see sales growth continuing and is planning on increasing capacity accordingly.

Several individual holdings detracted from relative performance including health care sector holding Teva Pharmaceuticals Industries Limited. Teva Pharmaceutical Industries was the largest individual detractor of results. The company has been under pressure as one of the company’s most popular products used to treat multiple sclerosis, Copaxone, faced generic competition since being off-patent. During the reporting period, Mylan NV, a UK pharmaceutical company, received a surprise FDA approval to produce generic Copaxone, which moved Teva’s stock price lower. Fundamentally, the U.S. pharma system is problematic and generics are one of the few ways to reduce health care costs. Teva’s pipeline of drugs expanded with the purchase of Allergen’s generic business for $40.5 billion last year. With this administration focused on reducing health care cost, the FDA will likely expedite the approval of other generic drugs. Though this most recent generic drug approval detracted from Teva, the FDA’s future efforts will be potential tailwinds for Teva’s business and product pipeline. Axis Capital Holdings Limited, a provider of insurance and reinsurance products and services, was hurt by the fear of higher payouts due to large insurance claims for large storms in Florida, Texas and the Caribbean as well as fires in California. Moreover, Axis announced the acquisition of Novae Group, a Lloyds insurance company, which means that its capital return policy will be temporarily put on hold as it pays down the debt for the acquisition. We expect catastrophe pricing to improve in 2018 as insurance companies raise prices which normally happen following these large natural disasters. Lastly, detracting from performance was consumer staples holding Carrefour SA. Carrefour operates chains of supermarkets, hypermarkets, discount and frozen food stores in Europe, the Americas and Asia. They are the largest supermarket chain in France and have been under pressure from declining prices and volumes. During the reporting period, the company released half year results that had earnings below consensus estimates and lowered sales guidance, which moved the stock price to multi-year lows. Though the company faces some near term headwinds, we believe that current price levels reflect those risks and their valuations have been discounted by the market. The company is in the midst of a turnaround, focused on developing a high quality concept for all the group’s formats. We are monitoring the company and look forward to hearing the new CEO’s strategic plan, to be announced later in 2018.

Nuveen NWQ Multi-Cap Value Fund

Class A Shares at NAV for the Nuveen NWQ Multi-Cap Value Fund underperformed the Russell 3000® Value Index and its Lipper classification average for the six-month reporting period ended December 31, 2017.

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Portfolio Managers’ Comments (continued)

The Fund seeks long-term capital appreciation by investing in equity securities of companies with small, medium and large market capitalizations that are selected on an opportunistic basis. Generally, we look for undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

Favorable stock selection in the producer durables sector, as well as an overweight to the energy and technology sectors contributed positively to performance relative to the benchmark. The Fund’s consumer discretionary and health care sector holdings detracted relative to the Russell 3000® Value Index.

Several investments contributed meaningfully to the Fund’s performance. Coherent Inc. had the greatest impact for the reporting period. Coherent is a manufacturer of laser equipment and systems. The stock rallied significantly on the heels of its dominant position in providing OLED (organic light emitting diode) processing equipment highlighted in Apple’s iPhone X and Samsung Galaxy phones. Its service revenues and meaningful capacity additions have provided earnings visibility well into calendar year 2019. Coherent also made a value added acquisition of competitor Rofin-Sinar, providing it with meaningful cost synergies. Mellanox Technologies, Limited, a networking semiconductor company, also contributed to results. The stock rallied in December 2017 following an update by the company that included an outlook for improved growth and operating profitability in 2018. Financials sector holding Discover Financial Services also contributed to results and stands to benefit immensely from tax reform given their high tax rates and having a customer profile that will most benefit from the individual tax cuts. It has also benefited from rising rates and the strong state of the U.S. consumer. And despite normalizing credit, Discover Financial has continued to benefit from its closed-loop network and has shown growth in its private student loans and personal loans businesses.

Several holdings detracted from performance, including health care holdings Allergan PLC and GlaxoSmithKline PLC. Allergan’s decline is attributable to concern over potential competition to its valuable Botox franchise, and a current short-term lack of visibility over its pipeline of major new drugs. We believe that concerns are exaggerated and the stock represents excellent value at current levels. Allergan offers a complete product suite of products surrounding Botox, which should provide a level of protection against competitive inroads. GlaxoSmithKline remains fundamentally strong, though positive sentiment was somewhat hampered following positive data from Gilead’s competing HIV offering. Investors also seemed too concerned and beleaguered with GlaxoSmithKline’s repeated, and often unfulfilled, promises to enhance research and development (R&D) productivity. Colony Northstar, Inc. was another detractor to results. The company was formed through a tri-party merger between Colony Capital, Inc. (CLNY, a previously owned position), NorthStar Asset Management Group Inc. (NSAM) and Northstar Realty Finance Corp. (NRF). Colony is in the midst of a strategic transition from a mortgage real estate investment trust (REIT) to a diversified property REIT in order to capitalize on better growth opportunities and improve its valuation. The stock price has been weak over the reporting period on concerns over their core earnings run rate and dividend stability. We believe that Colony retains an attractive risk/reward profile.

Nuveen NWQ Large-Cap Value Fund

The Nuveen NWQ Large-Cap Value Fund’s Class A Shares at NAV underperformed both the Russell 1000® Value Index and the comparative Lipper classification average for the six-month reporting period ended December 31, 2017.

The Fund seeks long-term capital appreciation by investing in equity securities of companies with large market capitalizations that are selected on an opportunistic basis. Generally, we look for undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

The Fund’s results relative to the Russell 1000® Value Index benchmark benefited from favorable stock selection particularly in the producer durables sector and overall allocation to the financial services sector. Offsetting these gains was the underperformance of our health care, consumer staples and consumer discretionary sector holdings.

Our investments in the financial services sector were the top contributors for the reporting period. Synchrony Financial and Discover Financial Services were the top contributors in the sector during the reporting period. Financials continued to react positively as investors grew optimistic as Congress lowered corporate tax rates and other pro-growth policy initiatives that will benefit the broader U.S. banking sector. Synchrony Financial and Discover Financial Services stand to benefit from tax reform given their high tax rates

8	NUVEEN

and having a customer profile that will most benefit from the individual tax cuts. They have also benefited from rising rates and the strong state of the U.S. consumer. Synchrony Financial also announced the acquisition of PayPal’s consumer credit portfolio, utilizing some of its excess capital in an earnings-accretive deal. JPMorgan Chase & Co. (JPM) outperformed as it executes well and continues to enjoy a premium valuation to its peers given its dominant position globally and historically lower earnings volatility. JPM is positioned well to continue to grow returns, innovate incrementally and return capital to shareholders.

Several holdings detracted from performance, including health care holdings Allergan PLC and GlaxoSmithKline PLC. Allergan’s decline is attributable to concern over potential competition to its valuable Botox franchise, and a current short-term lack of visibility over its pipeline of major new drugs. We believe that concerns are exaggerated and the stock represents excellent value at current levels. Allergan offers a complete product suite of products surrounding Botox, which should provide a level of protection against competitive inroads. GlaxoSmithKline remains fundamentally strong, though positive sentiment was somewhat hampered following positive data from Gilead’s competing HIV offering. Investors also seemed too concerned and beleaguered with GlaxoSmithKline’s repeated, and often unfulfilled, promises to enhance research and development (R&D) productivity. Colony Northstar, Inc. was another detractor to results. The company was formed through a tri-party merger between Colony Capital, Inc. (CLNY, a previously owned position), NorthStar Asset Management Group Inc. (NSAM) and Northstar Realty Finance Corp. (NRF). Colony is in the midst of a strategic transition from a mortgage real estate and investment trust (REIT) to a diversified property REIT in order to capitalize on better growth opportunities and improve its valuation. The stock price has been weak over the reporting period on concerns over their core earnings run rate and dividend stability. We believe that Colony retains an attractive risk/reward profile.

During the reporting period, the Fund wrote a call option on a stock and covered that position shortly afterwards resulting in a negligible impact to performance.

Nuveen NWQ Small/Mid-Cap Value Fund

The Nuveen NWQ Small/Mid-Cap Value Fund’s Class A Shares at NAV outperformed the Russell 2500® Value Index, but underperformed the Lipper classification average for the six-month reporting period ended December 31, 2017.

The Fund continued to follow its disciplined investment approach, which seeks long-term capital appreciation by investing in equity securities of companies with small-to-medium market capitalizations selected using an analyst-driven, value-oriented process. We look for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation, or company restructuring.

During the reporting period, strong stock selection in technology, materials & processing and energy sectors contributed positively to the Fund’s performance. Stock selection in the consumer staples and consumer discretionary sectors detracted from performance and an underweight to the financial services sector was also a drag on performance.

Technology was the Fund’s largest contributor to performance, led by, including the Mellanox Technologies, Limited and Coherent Inc. Mellanox Technologies was the Fund’s largest individual contributor. The company reported an outlook for improved growth and operating profitability in 2018. Coherent Inc. also positively impacted performance. Coherent is a manufacturer of laser equipment and systems. The stock rallied significantly on the heels of its dominant position in providing OLED (organic light emitting diode) processing equipment highlighted in Apple’s iPhone X and Samsung Galaxy phones. Its service revenues and meaningful capacity additions have provided earnings visibility well into calendar year 2019. Coherent also made a value added acquisition of competitor Rofin-Sinar, providing it with meaningful cost synergies. Lastly, the consumer staple discretionary holding Tri Pointe Group, Incorporated contributed to performance. During the reporting period, the company reported strong operational and financial performance, highlighted by the 15% increase in net new home orders. For the second quarter of 2017, the company met and exceeded its previously stated guidance for new home deliveries, home billing gross margins and quarter end community count.

Several individual holdings detracted from performance, including consumer discretionary holding Fred’s Inc., which owns and operates general merchandise and pharmacy stores. During the reporting period, the company reported declining quarterly year-over-year net sales. Also detracting from performance was consumer staples holding Treehouse Foods Inc. The company lowered full-year revenue and earnings guidance because of broad-based food deflation and industry pricing pressure, which included large traditional supermarkets lowering prices across the board in response to increasing competition from non-traditional (online, discount)

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Portfolio Managers’ Comments (continued)

food channels. Lastly, information technology holding Lattice Semiconductor Corporation detracted from performance. The company announced the termination of its acquisition by Canyon Bridge Capital Partners, LLC (headquartered in California but with an office in Beijing) following an order from the President of the United States. Management disagreed with the decision and felt that the transaction was in the best interests of its shareholders, and the United States as a whole. We feel that this company could still be an acquisition target.

Nuveen NWQ Small-Cap Value Fund

The Nuveen NWQ Small-Cap Value Fund’s Class A Shares at NAV outperformed its Lipper classification average and the Russell 2000® Value Index for the six-month reporting period ended December 31, 2017.

The Fund continued to follow its disciplined investment approach, which seeks long-term capital appreciation by investing in equity securities of companies with small market capitalizations selected using an analyst-driven, value-oriented process. We look for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation, or company restructuring.

Positive stock selection in the technology, energy and consumer discretionary sectors helped performance, while stock selection in consumer staples sector detracted from performance. Our cash position was also a drag on performance.

Technology was the Fund’s largest contributor to performance and included Mellanox Technologies, Limited and Coherent Inc. Mellanox Technologies was the Fund’s largest individual contributor. The company reported an outlook for improved growth and operating profitability in 2018. Coherent Inc. also positively impacted performance during the reporting period. Coherent is a manufacturer of laser equipment and systems. The stock rallied significantly on the heels of its dominant position in providing OLED (organic light emitting diode) processing equipment highlighted in Apple’s iPhone X and Samsung Galaxy phones. Its service revenues and meaningful capacity additions have provided earnings visibility well into calendar year 2019. Coherent also made a value added acquisition of competitor Rofin-Sinar, providing it with meaningful cost synergies. Lastly, the consumer staple discretionary holding Tri Pointe Group, Incorporated contributed to performance. During the reporting period, the company reported strong operational and financial performance, highlighted by the 15% increase in net new home orders. For the second quarter of 2017, the company met and exceeded its previously stated guidance for new home deliveries, home billing gross margins and quarter end community count.

Several individual holdings detracted from performance, including consumer discretionary holding Fred’s Inc., which owns and operates general merchandise and pharmacy stores. During the reporting period, the company reported declining quarterly year-over-year net sales. Also detracting was consumer staples holding Treehouse Foods Inc. The company lowered full-year revenue and earnings guidance because of broad-based food deflation and industry pricing pressure, which included large traditional supermarkets lowering prices across the board in response to increasing competition from non-traditional (online, discount) food channels. Lastly, information technology holding Lattice Semiconductor Corporation detracted from performance. The company announced the termination of its acquisition by Canyon Bridge Capital Partners, LLC (headquartered in California but with an office in Beijing) following an order from the President of the United States. Management disagreed with the decision and felt that the transaction was in the best interests of its shareholders, and the United States as a whole. We feel that this company could still be an acquisition target.

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Risk Considerations

Nuveen NWQ Global Equity Income Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as credit, derivatives, high yield securities, and interest rate risks, are described in detail in the Fund’s prospectus.

Nuveen NWQ International Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, smaller company, and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen NWQ Multi-Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen NWQ Large-Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, large cap stock, and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen NWQ Small/Mid-Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen NWQ Small-Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.

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12	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	13

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Global Equity Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	7.40%	18.44%	10.84%	9.71%
Class A Shares at maximum Offering Price	1.22%	11.63%	9.54%	8.93%
MSCI World Index	10.61%	22.40%	11.64%	10.11%
Lipper Global Equity Income Funds Classification Average	7.46%	17.29%	8.65%	8.25%

Class C Shares	6.98%	17.56%	10.01%	8.89%
Class R3 Shares	7.24%	18.18%	10.57%	9.44%
Class I Shares	7.53%	18.73%	11.13%	9.99%

	Cumulative
	6-Month	Since Inception
Class T Shares at NAV*	7.35%	9.22%
Class T Shares at maximum Offering Price*	4.67%	6.49%

Since inception returns for Class A Shares, Class C Shares, Class R3 Shares and Class I Shares, and for the comparative index and Lipper classification average are from 9/15/09; since inception returns for Class T Shares are from 5/31/17. Indexes and Lipper averages are not available for direct investment.

Performance prior to December 13, 2013, reflects the Fund’s performance using investment strategies that differed significantly from those currently in place.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and will only be available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales charge (Offering Price).

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I	Class T*
Gross Expense Ratios	1.33%	2.03%	1.55%	1.07%	1.33%
Net Expense Ratios	1.11%	1.86%	1.36%	0.86%	1.11%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2019 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.90% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

*	Class T Shares are not available for public offering.

14	NUVEEN

Fund Performance and Expense Ratios (continued)

Nuveen NWQ International Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	8.01%	20.43%	6.97%	1.45%
Class A Shares at maximum Offering Price	1.79%	13.52%	5.71%	0.85%
MSCI EAFE Index	9.86%	25.03%	7.90%	1.94%
Lipper International Multi-Cap Value Funds Classification Average	8.92%	22.53%	6.76%	1.16%

Class C Shares	7.64%	19.55%	6.18%	0.68%
Class I Shares	8.15%	20.74%	7.24%	1.70%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	7.88%	20.15%	6.70%	2.21%

Since inception returns for Class R3 Shares are from 8/04/08. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.28%	2.03%	1.52%	1.03%
Net Expense Ratios	1.15%	1.90%	1.40%	0.90%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2019 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

NUVEEN	15

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Multi-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	8.41%	18.36%	11.02%	4.06%
Class A Shares at maximum Offering Price	2.18%	11.55%	9.72%	3.44%
Russell 3000® Value Index	8.51%	13.19%	13.95%	7.19%
Lipper Multi-Cap Value Funds Classification Average	9.63%	15.25%	13.30%	6.84%

Class C Shares	8.01%	17.51%	10.19%	3.28%
Class I Shares	8.52%	18.67%	11.29%	4.32%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	8.27%	18.10%	10.74%	6.49%

Since inception returns for Class R3 Shares are from 8/04/08. Index and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.25%	2.00%	1.50%	1.00%
Net Expense Ratios	1.15%	1.90%	1.40%	0.90%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2019 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

16	NUVEEN

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Large-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	8.38%	15.10%	11.05%	4.54%
Class A Shares at maximum Offering Price	2.16%	8.52%	9.74%	3.92%
Russell 1000® Value Index	8.61%	13.66%	14.04%	7.10%
Lipper Multi-Cap Value Funds Classification Average	9.63%	15.25%	13.30%	6.84%

Class C Shares	7.86%	14.08%	10.20%	3.75%
Class I Shares	8.48%	15.33%	11.32%	4.80%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	8.33%	14.81%	10.78%	8.63%

Since inception returns for Class R3 Shares are from 9/29/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.18%	1.93%	1.43%	0.93%
Net Expense Ratios	1.00%	1.75%	1.25%	0.75%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2019 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% (1.35% after July 31, 2019) of the average daily net assets of any class of Fund shares. The expense limitation expiring July 31, 2019 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

NUVEEN	17

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Small/Mid-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	8.50%	9.99%	11.44%	6.63%
Class A Shares at maximum Offering Price	2.25%	3.67%	10.13%	6.00%
Russell 2500® Value Index	8.25%	10.36%	13.27%	8.82%
Lipper Small-Cap Core Funds Classification Average	8.78%	12.56%	13.01%	8.21%

Class C Shares	8.09%	9.19%	10.61%	5.83%
Class I Shares	8.62%	10.29%	11.72%	6.78%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	8.39%	9.74%	11.16%	12.22%
Class R6 Shares	8.73%	10.46%	N/A	19.40%

Since inception returns for Class R3 Shares and Class R6 Shares are from 9/29/09 and 6/30/16, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.43%	2.18%	1.68%	1.05%	1.18%
Net Expense Ratios	1.31%	2.06%	1.56%	0.90%	1.06%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2019 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.10% (1.45% after July 31, 2019) of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation expiring July 31, 2019 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of the shareholders of the Fund.

18	NUVEEN

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Small-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	11.08%	11.76%	14.30%	8.19%
Class A Shares at maximum Offering Price	4.69%	5.33%	12.95%	7.55%
Russell 2000® Value Index	7.26%	7.84%	13.01%	8.17%
Lipper Small-Cap Core Funds Classification Average	8.78%	12.56%	13.01%	8.21%

Class C Shares	10.66%	10.93%	13.45%	7.39%
Class I Shares	11.21%	12.04%	14.59%	8.47%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	10.94%	11.49%	14.02%	14.54%
Class R6 Shares	11.32%	12.23%	N/A	13.58%

Since inception returns for Class R3 Shares and Class R6 Shares are from 9/29/09 and 2/15/13, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.30%	2.05%	1.55%	0.86%	1.05%

NUVEEN	19

Holding

Summaries as of December 31, 2017

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen NWQ Global Equity Income Fund

Fund Allocation

(% of net assets)

Common Stocks	96.2%
Structured Notes	2.0%
$1,000 Par (or similar) Institutional Preferred	0.8%
Convertible Preferred Securities	0.7%
$25 Par (or similar) Retail Preferred	0.3%
Other Assets Less Liabilities	(0.0)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Oracle Corporation	3.8%
DowDuPont, Inc.	3.7%
Veolia Environment S.A.	3.3%
AIB Group PLC	3.2%
Citigroup Inc.	3.2%

Portfolio Composition

(% of net assets)

Banks	17.9%
Insurance	8.7%
Pharmaceuticals	8.1%
Capital Markets	6.3%
Software	5.4%
Oil, Gas & Consumable Fuels	5.4%
Chemicals	4.3%
Diversified Telecommunication Services	3.8%
Semiconductors & Semiconductor Equipment	3.3%
Multi-Utilities	3.3%
Tobacco	2.9%
Food Products	2.7%
Real Estate Management & Development	2.5%
Structured Notes	2.0%
Media	2.0%
Electric Utilities	2.0%
Other	19.4%
Other Assets Less Liabilities	(0.0)%
Net Assets	100%

Country Allocation1

(% of net assets)

United States	40.6%
Germany	10.9%
United Kingdom	8.4%
Japan	5.7%
Netherlands	5.6%
Ireland	5.1%
France	4.6%
Switzerland	3.5%
Bermuda	2.9%
Spain	2.8%
Other	9.9%
Other Assets less liabilities	(0.0)%
Net Assets	100%

1	Includes 2.9% (as a percentage of net assets) in emerging market countries.

20	NUVEEN

Nuveen NWQ International Value Fund

Fund Allocation

(% of net assets)

Common Stocks	98.1%
Repurchase Agreements	1.6%
Other Assets Less Liabilities	0.3%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

ING Groep N.V.	2.9%
Royal Bank of Scotland Group PLC	2.7%
Koninklijke DSM NV	2.7%
SK Telecom Company Limited, Sponsored ADR	2.6%
Ageas	2.6%

Portfolio Composition

(% of net assets)

Banks	14.8%
Insurance	9.0%
Food & Staples Retailing	6.0%
Pharmaceuticals	5.8%
Capital Markets	4.3%
Diversified Telecommunication Services	4.2%
Oil, Gas & Consumable Fuels	3.9%
Energy Equipment & Services	3.7%
Commercial Services & Supplies	3.7%
Automobiles	3.5%
Tobacco	3.3%
Aerospace & Defense	3.0%
Professional Services	3.0%
Technology Hardware, Storage & Peripherals	2.7%
Industrial Conglomerates	2.7%
Chemicals	2.7%
Wireless Telecommunication Services	2.6%
Other	19.2%
Repurchase Agreements	1.6%
Other Assets Less Liabilities	0.3%
Net Assets	100%

Country Allocation1

(% of net assets)

Japan	22.4%
Netherlands	12.2%
United Kingdom	8.1%
France	7.7%
Germany	6.8%
United States	7.1%
Switzerland	5.3%
South Korea	5.0%
Denmark	4.3%
Belgium	4.2%
Other	16.6%
Other Assets less liabilities	0.3%
Net Assets	100%

1	Includes 7.2% (as a percentage of net assets) in emerging market countries.

NUVEEN	21

Holding Summaries as of December 31, 2017 (continued)

Nuveen NWQ Multi-Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	99.8%
Other Assets Less Liabilities	0.5%
Net Assets Plus Borrowings	100.3%
Borrowings	(0.3)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Oil, Gas & Consumable Fuels	16.9%
Banks	16.1%
Insurance	7.1%
Machinery	5.5%
Consumer Finance	5.1%
Semiconductors & Semiconductor Equipment	4.9%
Communication Equipment	4.5%
Pharmaceuticals	4.1%
Airlines	3.8%
Equity Real Estate Investment Trusts	3.5%
Electronic Equipment, Instruments & Components	3.2%
Software	3.1%
Health Care Equipment & Supplies	2.9%
Other	19.1%
Other Assets Less Liabilities	0.5%
Borrowings	(0.3)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

EQT Corporation	4.2%
Citigroup Inc.	4.1%
CIT Group Inc.	3.8%
Oracle Corporation	3.1%
Discover Financial Services	3.0%

22	NUVEEN

Nuveen NWQ Large-Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	98.8%
Repurchase Agreements	1.0%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	16.4%
Oil, Gas & Consumable Fuels	14.6%
Insurance	8.4%
Consumer Finance	6.0%
Pharmaceuticals	5.2%
Airlines	4.1%
Machinery	4.1%
Media	3.8%
Software	3.5%
IT Services	2.7%
Chemicals	2.5%
Automobiles	2.4%
Health Care Equipment & Supplies	2.4%
Beverages	2.4%
Capital Markets	2.4%
Other	17.9%
Repurchase Agreement	1.0%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

EQT Corporation	4.3%
Citigroup Inc.	4.1%
CIT Group Inc.	3.8%
JPMorgan Chase & Co.	3.6%
Oracle Corporation	3.5%

NUVEEN	23

Holding Summaries as of December 31, 2017 (continued)

Nuveen NWQ Small/Mid-Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	96.8%
Repurchase Agreements	2.9%
Other Assets Less Liabilities	0.3%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	16.3%
Oil, Gas & Consumable Fuels	12.7%
Semiconductors & Semiconductor Equipment	10.3%
Household Durables	5.4%
Insurance	5.4%
Communication Equipment	5.1%
Paper & Forest Products	4.4%
Metals & Mining	4.3%
Machinery	4.0%
Equity Real Estate Investment Trusts	3.5%
Health Care Equipment & Supplies	3.1%
Life Sciences Tools & Services	3.1%
Other	19.2%
Repurchase Agreements	2.9%
Other Assets Less Liabilities	0.3%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

EQT Corporation	4.2%
Carrizo Oil & Gas, Inc.	4.0%
Mellanox Technologies, Limited	3.5%
Tri Pointe Group, Incorporated	3.4%
The Bank of NT Butterfield and Son Limited	3.3%

24	NUVEEN

Nuveen NWQ Small-Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	95.7%
Repurchase Agreements	4.2%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	19.3%
Oil, Gas & Consumable Fuels	9.3%
Semiconductors & Semiconductor Equipment	9.0%
Household Durables	8.4%
Paper & Forest Products	5.8%
Electronic Equipment, Instruments & Components	4.3%
Food Products	4.1%
Equity Real Estate Investment Trusts	3.6%
Machinery	3.2%
Communication Equipment	3.1%
Health Care Equipment & Supplies	3.1%
Metals & Mining	3.1%
Other	19.4%
Repurchase Agreements	4.2%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Carrizo Oil & Gas, Inc.	4.4%
Western Alliance Bancorporation	4.0%
PDC Energy Inc.	3.6%
Mellanox Technologies, Limited	3.6%
Tri Pointe Group, Incorporated	3.6%

NUVEEN	25

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended December 31, 2017.

The beginning of the period is July 1, 2017.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen NWQ Global Equity Income Fund

	Share Class
	Class A	Class C	Class R3	Class I	Class T*
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,074.00	$1,069.80	$1,072.40	$1,075.30	$1,073.50
Expenses Incurred During the Period	$5.80	$9.70	$7.10	$4.50	$5.80
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.61	$1,015.83	$1,018.35	$1,020.87	$1,019.61
Expenses Incurred During the Period	$5.65	$9.45	$6.92	$4.38	$5.65

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.11%, 1.86%, 1.36%, 0.86% and 1.11% for Classes A, C, R3, I, and T respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

*	Class T Shares are not available for public offering.

26	NUVEEN

Nuveen NWQ International Value Fund

	Share Class
	A Shares	C Shares	R3 Shares	I Shares
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,080.10	$1,076.40	$1,078.80	$1,081.50
Expenses Incurred During the Period	$6.03	$9.94	$7.34	$4.72
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.41	$1,015.63	$1,018.15	$1,020.67
Expenses Incurred During the Period	$5.85	$9.65	$7.12	$4.58

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, 1.90%, 1.40%, and 0.90% for Classes A, C, R3, and I respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen NWQ Multi-Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,084.10	$1,080.10	$1,082.70	$1,085.20
Expenses Incurred During the Period	$6.04	$9.96	$7.35	$4.73
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.41	$1,015.63	$1,018.15	$1,020.67
Expenses Incurred During the Period	$5.85	$9.65	$7.12	$4.58

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, 1.90%, 1.40%, and 0.90% for Classes A, C, R3, and I respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen NWQ Large-Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,083.80	$1,078.60	$1,083.30	$1,084.80
Expenses Incurred During the Period	$5.25	$9.17	$6.56	$3.94
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.16	$1,016.38	$1,018.90	$1,021.42
Expenses Incurred During the Period	$5.09	$8.89	$6.36	$3.82

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.00%, 1.75%, 1.25%, and 0.75% for Classes A, C, R3, and I respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

NUVEEN	27

Expense Examples (continued)

Nuveen NWQ Small/Mid-Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,085.00	$1,080.90	$1,083.90	$1,087.30	$1,086.20
Expenses Incurred During the Period	$6.88	$10.80	$8.19	$4.63	$5.57
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.60	$1,014.82	$1,017.34	$1,020.77	$1,019.86
Expenses Incurred During the Period	$6.67	$10.46	$7.93	$4.48	$5.40

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.31%, 2.06%, 1.56%, 0.88% and 1.06% for Classes A, C, R3, R6, and I respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen NWQ Small-Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,110.80	$1,106.60	$1,109.40	$1,113.20	$1,112.10
Expenses Incurred During the Period	$6.81	$10.78	$8.13	$4.58	$5.48
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.75	$1,014.97	$1,017.49	$1,020.87	$1,020.01
Expenses Incurred During the Period	$6.51	$10.31	$7.78	$4.38	$5.24

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.28%, 2.03%, 1.53%, 0.86% and 1.03% for Classes A, C, R3, R6, and I respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

28	NUVEEN

Nuveen NWQ Global Equity Income Fund

Portfolio of Investments	December 31, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.0%

	COMMON STOCKS – 96.2%

	Air Freight & Logistics – 1.6%

104,500	Deutsche Post AG, (2)	$4,967,253

	Airlines – 1.7%

93,700	Delta Air Lines, Inc.	5,247,200

	Automobiles – 1.5%

57,000	Daimler AG, (2)	4,819,945

	Banks – 17.9%

1,541,500	AIB Group PLC	10,172,622

699,989	Bank of Ireland Group PLC, (2), (3)	5,977,936

149,500	CIT Group Inc.	7,359,885

134,900	Citigroup Inc.	10,037,909

428,000	ING Groep N.V, (2)	7,856,678

57,000	JPMorgan Chase & Co.	6,095,580

132,000	The Bank of NT Butterfield and Son Limited	4,790,280

2,475,000	Unicaja Banco SA, (3)	3,902,090
	Total Banks	56,192,980

	Biotechnology – 1.0%

42,000	Gilead Sciences, Inc.	3,008,880

	Capital Markets – 6.3%

233,000	Ares Capital Corporation	3,662,760

72,500	Aurelius AG, (2)	4,944,076

42,000	Deutsche Boerse AG, (2)	4,861,307

340,000	UBS Group AG, (2)	6,246,736
	Total Capital Markets	19,714,879

	Chemicals – 4.3%

500,000	CVR Partners LP	1,640,000

164,500	DowDuPont, Inc.	11,715,690
	Total Chemicals	13,355,690

	Communications Equipment – 1.3%

105,000	Cisco Systems, Inc.	4,021,500

	Diversified Financial Services – 1.5%

440,000	Challenger Limited, (2)	4,798,415

	Diversified Telecommunication Services – 3.8%

152,826	Nippon Telegraph and Telephone Corporation, (2)	7,184,972

NUVEEN	29

Nuveen NWQ Global Equity Income Fund (continued)

Portfolio of Investments	December 31, 2017 (Unaudited)

Shares	Description (1)	Value

	Diversified Telecommunication Services (continued)

331,900	Telefonica Brasil SA, (2)	$4,865,991
	Total Diversified Telecommunication Services	12,050,963

	Electric Utilities – 2.0%

204,400	FirstEnergy Corp.	6,258,728

	Electrical Equipment – 1.1%

44,100	Eaton PLC	3,484,341

	Equity Real Estate Investment Trusts – 1.5%

410,000	Colony Northstar, Inc.	4,678,100

	Food Products – 1.9%

575,000	Orkla ASA, (2)	6,093,321

	Gas Utilities – 1.1%

556,700	Italgas SPA, (2)	3,396,853

	Health Care Equipment & Supplies – 1.4%

118,900	Koninklijke Philips Electronics NV, (2)	4,489,501

	Household Durables – 1.8%

310,000	Sekisui House, Ltd., (2)	5,591,984

	Industrial Conglomerates – 1.1%

25,300	Siemens AG, Sponsored, (2)	3,502,978

	Insurance – 8.4%

137,300	Ageas, (2)	6,707,052

25,200	Allianz AG ORD Shares, (2)	5,766,962

76,200	CNA Financial Corporation	4,042,410

124,800	NN Group NV, (2)	5,398,040

35,000	RenaissanceRe Holdings, Limited	4,395,650
	Total Insurance	26,310,114

	Media – 2.0%

245,800	National CineMedia, Inc.	1,686,188

152,000	Viacom Inc., Class B	4,683,120
	Total Media	6,369,308

	Multi-Utilities – 3.3%

400,000	Veolia Environment S.A., (2)	10,199,659

	Oil, Gas & Consumable Fuels – 5.4%

35,650	Chevron Corporation	4,463,024

310,000	Enterprise Products Partnership LP	8,218,100

78,500	Total SA, (2)	4,333,191
	Total Oil, Gas & Consumable Fuels	17,014,315

30	NUVEEN

Shares	Description (1)					Value

	Pharmaceuticals – 7.4%

117,000	AstraZeneca PLC, Sponsored ADR					$4,059,900

533,500	GlaxoSmithKline PLC, (2)					9,447,859

18,900	Roche Holdings AG, Sponsored, (2)					4,778,963

89,000	Takeda Chemical Industries, (2)					5,038,973
	Total Pharmaceuticals					23,325,695

	Real Estate Management & Development – 2.5%

591,650	Great Eagle Holdings Limited, (2)					3,104,229

2,699,000	Sino Land Company Limited, (2)					4,774,821
	Total Real Estate Management & Development					7,879,050

	Road & Rail – 1.7%

40,000	Union Pacific Corporation					5,364,000

	Semiconductors & Semiconductor Equipment – 3.3%

327,000	Cypress Semiconductor Corporation					4,983,480

200,000	Infineon Technologies AG, (2)					5,446,839
	Total Semiconductors & Semiconductor Equipment					10,430,319

	Software – 5.4%

61,000	Microsoft Corporation					5,217,940

250,000	Oracle Corporation					11,820,001
	Total Software					17,037,941

	Specialty Retail – 1.1%

784,000	Kingfisher plc					3,574,616

	Textiles, Apparel & Luxury Goods – 0.0%

34,456,000	China Hongxing Sports Limited, (4)					26

	Tobacco – 2.9%

215,000	Imperial Brands PLC, (2)					9,170,748
	Total Common Stocks (cost $258,099,917)					302,349,302

Shares	Description (1)	Coupon	Issue Price	Cap Price	Maturity	Value

	STRUCTURED NOTES – 2.0%

181,000	JPMorgan Chase & Co., Mandatory Exchangeable Note, Linked to Class A Common Stock of First Data Corp. (Cap 110.12% of Issue Price), 144A	8.000%	$16.6770	$18.3647	6/19/18	$2,964,780

231,600	Merrill Lynch International Co., Warrant and Certificate Program Linked to Cypress Semiconductor Corp. (Cap 118.50% of Issue Price), 144A	10.000%	$13.4159	$15.8978	2/27/18	3,448,524
	Total Structured Notes (cost $6,125,659)					6,413,304

NUVEEN	31

Nuveen NWQ Global Equity Income Fund (continued)

Portfolio of Investments	December 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 0.8%

	Food Products – 0.8%

$1,884	Land O’ Lakes Incorporated, 144A	7.250%	N/A (6)	BB	$2,053,560

554	Land O’ Lakes Incorporated, 144A	8.000%	N/A (6)	BB	620,480
$2,438	Total $1,000 Par (or similar) Institutional Preferred (cost $2,438,000)				2,674,040

Shares	Description (1)	Coupon		Ratings (5)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.7%

	Pharmaceuticals – 0.7%

6,000	Teva Pharmaceutical Industries Limited, (2)	7.000%		N/R	$2,125,200
	Total Convertible Preferred Securities (cost $1,790,671)				2,125,200

Shares	Description (1)	Coupon		Ratings (5)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0 .3%

	Insurance – 0.3%

31,400	National General Holding Company	7.625%		N/R	$797,874
	Total $25 Par (or similar) Retail Preferred (cost $773,041)				797,874
	Total Long-Term Investments (cost $269,227,288)				314,359,720
	Other Assets Less Liabilities – (0.0)%				(69,515)
	Net Assets – 100%				$314,290,205

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value measurements for more information.

(5)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(6)	Perpetual Security. Maturity date is not applicable.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

32	NUVEEN

Nuveen NWQ International Value Fund

Portfolio of Investments	December 31, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.1%

	COMMON STOCKS – 98.1%

	Aerospace & Defense – 3.0%

739,300	Embraer Aircraft Corporation	$4,457,508

41,279	Thales SA, (2)	4,442,436
	Total Aerospace & Defense	8,899,944

	Automobiles – 3.5%

37,986	Hyundai Motor Company, (2)	3,318,295

56,308	Toyota Motor Corporation, Sponsored ADR	7,160,688
	Total Automobiles	10,478,983

	Banks – 14.8%

945,800	AIB Group PLC	6,241,496

656,178	Bank of Ireland Group PLC, (2), (3)	5,603,788

462,050	ING Groep N.V, (2)	8,481,725

441,100	Oversea-Chinese Banking Corporation Limited, (2)	4,074,982

2,133,355	Royal Bank of Scotland Group PLC, (2), (3)	7,999,630

147,000	Sumitomo Mitsui Trust Holdings, (2)	5,816,198

3,512,948	Unicaja Banco SA, (3)	5,538,521
	Total Banks	43,756,340

	Capital Markets – 4.3%

74,345	Aurelius AG, (2)	5,069,894

413,731	UBS Group AG	7,608,513
	Total Capital Markets	12,678,407

	Chemicals – 2.7%

83,059	Koninklijke DSM NV, (2)	7,934,114

	Commercial Services & Supplies – 3.7%

172,800	Dai Nippon Printing Co., Ltd., (2)	3,847,090

183,393	ISS AS, (2)	7,100,080
	Total Commercial Services & Supplies	10,947,170

	Diversified Financial Services – 1.6%

43,103	Groupe Bruxelles Lambert SA, (2)	4,649,982

	Diversified Telecommunication Services – 4.2%

158,296	Nippon Telegraph and Telephone Corporation, ADR, (2)	7,477,903

230,928	Telenor ASA, (2)	4,943,428
	Total Diversified Telecommunication Services	12,421,331

	Electrical Equipment – 1.9%

102,400	Mabuchi Motor Company Limited, (2)	5,535,179

NUVEEN	33

Nuveen NWQ International Value Fund (continued)

Portfolio of Investments	December 31, 2017 (Unaudited)

Shares	Description (1)	Value

	Electronic Equipment, Instruments & Components – 1.5%

244,174	Flextronics International Limited, (3)	$4,392,690

	Energy Equipment & Services – 3.7%

604,387	Aker Solutions ASA, (2)	3,404,972

479,875	Tenaris SA, (2)	7,616,560
	Total Energy Equipment & Services	11,021,532

	Food & Staples Retailing – 6.0%

292,569	Carrefour SA, (2)	6,307,908

98,800	Seven & I Holdings, (2)	4,092,928

2,640,446	Tesco PLC	7,459,763
	Total Food & Staples Retailing	17,860,599

	Household Durables – 2.3%

200,600	Matsushita Electric Industrial Co., Ltd, (2)	2,927,538

220,400	Sekisui House, Ltd., (2)	3,975,720
	Total Household Durables	6,903,258

	Industrial Conglomerates – 2.7%

1,966,700	Alfa S.A.	2,165,495

41,784	Siemens AG, (2)	5,785,313
	Total Industrial Conglomerates	7,950,808

	Insurance – 9.0%

157,233	Ageas, (2)	7,680,772

22,209	Allianz AG ORD Shares, (2)	5,082,478

135,837	Axis Capital Holdings Limited	6,827,168

208,600	Mitsui Sumitomo Insurance Company Limited, (2)	7,036,172
	Total Insurance	26,626,590

	IT Services – 1.7%

92,034	Luxoft Holding Inc., (3)	5,126,294

	Media – 2.0%

88,617	Publicis Groupe, (2)	6,007,098

	Oil, Gas & Consumable Fuels – 3.9%

124,305	Canadian Natural Resources Limited	4,440,175

102,592	Royal Dutch Shell PLC, Class B Shares, Sponsored ADR	7,006,008
	Total Oil, Gas & Consumable Fuels	11,446,183

	Pharmaceuticals – 5.8%

206,316	GlaxoSmithKline PLC, (2)	3,653,692

18,207	Roche Holdings AG, (2)	4,603,735

68,368	Sanofi-Synthelabo, SA, (2)	5,885,933

162,340	Teva Pharmaceutical Industries Limited, Sponsored ADR	3,076,343
	Total Pharmaceuticals	17,219,703

34	NUVEEN

Shares	Description (1)			Value

	Professional Services – 3.0%

46,698	Adecco Group, (2)			$3,568,665

99,141	Wolters Kluwer NV, (2)			5,168,180
	Total Professional Services			8,736,845

	Real Estate Management & Development – 1.7%

544,300	City Developments Limited, (2)			5,062,053

	Semiconductors & Semiconductor Equipment – 1.8%

48,300	Rohm Company Limited, (2)			5,320,811

	Software – 1.4%

37,350	SAP SE, (2)			4,178,539

	Specialty Retail – 1.6%

1,052,538	Kingfisher plc			4,799,004

	Technology Hardware, Storage & Peripherals – 2.7%

105,000	Fuji Photo Film Co., Ltd., (2)			4,284,519

1,924	Samsung Electronics Company Limited, (2)			3,746,821
	Total Technology Hardware, Storage & Peripherals			8,031,340

	Textiles, Apparel & Luxury Goods – 1.7%

156,000	Wacoal Holdings Corporation, (2)			4,920,674

	Tobacco – 3.3%

120,900	Japan Tobacco Inc., (2)			3,893,354

295,625	Skandinavisk Tobakskompagni A/S			5,717,440
	Total Tobacco			9,610,794

	Wireless Telecommunication Services – 2.6%

278,323	SK Telecom Company Limited, Sponsored ADR			7,767,995
	Total Long-Term Investments (cost $215,195,965)			290,284,260

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.6%

	REPURCHASE AGREEMENTS – 1.6%

$4,734	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/17, repurchase price $4,734,314, collateralized by $4,605,000 U.S. Treasury Inflation Indexed Obligations, 0.125%, due 4/15/19, value $4,833,776	0.540%	1/02/18	$4,734,030
	Total Short-Term Investments (cost $4,734,030)			4,734,030
	Total Investments (cost $219,929,995) – 99.7%			295,018,290
	Other Assets Less Liabilities – 0.3%			908,063
	Net Assets – 100%			$295,926,353

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

NUVEEN	35

Nuveen NWQ Multi-Cap Value Fund

Portfolio of Investments	December 31, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.8%

	COMMON STOCKS – 99.8%

	Airlines – 3.8%

27,400	Delta Air Lines, Inc.	$1,534,400

33,300	Southwest Airlines Co.	2,179,485
	Total Airlines	3,713,885

	Automobiles – 2.1%

50,300	General Motors Company	2,061,797

	Banks – 16.1%

50,000	Bank of America Corporation	1,476,000

75,000	CIT Group Inc.	3,692,250

53,300	Citigroup Inc.	3,966,053

80,200	First Horizon National Corporation	1,603,198

26,900	JPMorgan Chase & Co.	2,876,686

55,000	The Bank of NT Butterfield and Son Limited	1,995,950
	Total Banks	15,610,137

	Capital Markets – 1.6%

85,730	B. Riley Financial, Inc.	1,551,713

	Chemicals – 1.8%

24,200	Innospec, Inc.	1,708,520

	Communication Equipment – 4.5%

60,000	Arris International PLC, (2)	1,541,400

118,432	Mitel Networks Corporation, (2)	974,695

25,020	ViaSat, Inc., (2)	1,872,747
	Total Communication Equipment	4,388,842

	Consumer Finance – 5.1%

37,935	Discover Financial Services	2,917,960

52,000	Synchrony Financial	2,007,720
	Total Consumer Finance	4,925,680

	Electric Utilities – 1.4%

44,200	FirstEnergy Corp.	1,353,404

	Electronic Equipment, Instruments & Components – 3.2%

7,600	Coherent Inc., (2)	2,144,872

51,400	VeriFone Holdings Inc., (2)	910,294
	Total Electronic Equipment, Instruments & Components	3,055,166

	Equity Real Estate Investment Trusts – 3.5%

180,700	Colony Northstar, Inc.	2,061,787

36	NUVEEN

Shares	Description (1)	Value

	Equity Real Estate Investment Trusts (continued)

115,232	MedEquities Realty Trust, Inc.	$1,292,903
	Total Equity Real Estate Investment Trusts	3,354,690

	Health Care Equipment & Supplies – 2.9%

11,000	Livanova PLC, (2)	879,120

52,000	Philips Electronics	1,965,600
	Total Health Care Equipment & Supplies	2,844,720

	Hotels, Restaurants & Leisure – 1.2%

55,400	Bloomin Brands	1,182,236

	Insurance – 7.1%

12,240	AON PLC	1,640,160

40,900	Loews Corporation	2,046,227

13,713	RenaissanceRe Holdings, Limited	1,722,216

26,000	Unum Group	1,427,140
	Total Insurance	6,835,743

	IT Services – 1.8%

104,000	First Data Corporation, Class A Shares, (2)	1,737,840

	Life Sciences Tools & Services – 2.5%

10,200	Bio-Rad Laboratories Inc., (2)	2,434,434

	Machinery – 5.5%

17,610	Ingersoll Rand Company Limited, Class A	1,570,636

34,100	Terex Corporation	1,644,302

56,800	Trinity Industries Inc.	2,127,728
	Total Machinery	5,342,666

	Media – 2.5%

38,300	Interpublic Group of Companies, Inc.	772,128

54,800	Viacom Inc., Class B	1,688,388
	Total Media	2,460,516

	Mortgage Real Estate Investment Trusts – 1.8%

31,000	PennyMac Mortgage Investment Trust	498,170

64,000	TPG Re Finance Trust Inc.	1,219,200
	Total Mortgage Real Estate Investment Trusts	1,717,370

	Multiline Retail – 1.3%

18,900	Target Corporation	1,233,225

	Oil, Gas & Consumable Fuels – 16.9%

96,000	Carrizo Oil & Gas, Inc., (2)	2,042,880

42,700	Cheniere Energy Inc., (2)	2,298,968

13,000	Chevron Corporation	1,627,470

71,590	EQT Corporation	4,074,903

NUVEEN	37

Nuveen NWQ Multi-Cap Value Fund (continued)

Portfolio of Investments	December 31, 2017 (Unaudited)

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

58,800	Hess Corporation	$2,791,236

49,100	Newfield Exploration Company, (2)	1,548,123

8,569	Occidental Petroleum Corporation	631,192

37,000	Suncor Energy, Inc.	1,358,640
	Total Oil, Gas & Consumable Fuels	16,373,412

	Pharmaceuticals – 4.1%

8,165	Allergan PLC	1,335,631

46,400	GlaxoSmithKline PLC, Sponsored ADR	1,645,808

27,300	Pfizer Inc.	988,806
	Total Pharmaceuticals	3,970,245

	Semiconductors & Semiconductor Equipment – 4.9%

83,500	Cypress Semiconductor Corporation	1,272,540

32,500	Mellanox Technologies, Limited, (2)	2,102,750

33,050	Teradyne Inc.	1,383,804
	Total Semiconductors & Semiconductor Equipment	4,759,094

	Software – 3.1%

63,100	Oracle Corporation	2,983,368

	Specialty Retail – 1.1%

11,060	Advance Auto Parts, Inc.	1,102,571
	Total Long-Term Investments (cost $78,977,098)	96,701,274
	Borrowings – (0.3)%	(317,976)
	Other Assets Less Liabilities – 0.5%	515,387
	Net Assets – 100%	$96,898,685

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

38	NUVEEN

Nuveen NWQ Large-Cap Value Fund

Portfolio of Investments	December 31, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.8%

	COMMON STOCKS – 98.8%

	Aerospace & Defense – 2.3%

9,530	Raytheon Company	$1,790,211

	Airlines – 4.1%

22,485	Delta Air Lines, Inc.	1,259,160

29,520	Southwest Airlines Co.	1,932,084
	Total Airlines	3,191,244

	Automobiles – 2.4%

46,200	General Motors Company	1,893,738

	Banks – 16.4%

59,600	CIT Group Inc.	2,934,108

42,900	Citigroup Inc.	3,192,189

71,300	First Horizon National Corporation	1,425,287

62,900	ING Groep N.V, Sponsored ADR	1,161,134

25,835	JPMorgan Chase & Co.	2,762,795

19,500	Wells Fargo & Company	1,183,065
	Total Banks	12,658,578

	Beverages – 2.4%

40,660	Coca-Cola Company	1,865,481

	Biotechnology – 1.1%

11,400	Gilead Sciences, Inc.	816,696

	Capital Markets – 2.4%

19,000	State Street Corporation	1,854,590

	Chemicals – 2.5%

27,000	DowDuPont, Inc.	1,922,940

	Communication Equipment – 1.2%

12,450	ViaSat, Inc., (2)	931,883

	Consumer Finance – 6.0%

30,100	Discover Financial Services	2,315,292

59,800	Synchrony Financial	2,308,878
	Total Consumer Finance	4,624,170

	Electric Utilities – 2.1%

52,000	FirstEnergy Corp.	1,592,240

	Energy Equipment & Services – 1.4%

15,900	Schlumberger Limited	1,071,501

NUVEEN	39

Nuveen NWQ Large-Cap Value Fund (continued)

Portfolio of Investments	December 31, 2017 (Unaudited)

Shares	Description (1)	Value

	Equity Real Estate Investment Trust – 1.8%

121,400	Colony Northstar, Inc.	$1,385,174

	Health Care Equipment & Supplies – 2.4%

50,000	Philips Electronics	1,890,000

	Insurance – 8.4%

29,830	American International Group, Inc.	1,777,271

10,500	AON PLC	1,407,000

17,200	Loews Corporation	860,516

10,845	RenaissanceRe Holdings, Limited	1,362,024

19,760	Unum Group	1,084,626
	Total Insurance	6,491,437

	Internet Software & Services – 1.7%

1,275	Alphabet Inc., Class A, (2)	1,343,085

	IT Services – 2.7%

86,900	First Data Corporation, Class A Shares, (2)	1,452,099

8,850	PayPal Holdings, Inc., (2)	651,537
	Total IT Services	2,103,636

	Life Sciences Tools & Services – 0.8%

2,500	Bio-Rad Laboratories Inc., (2)	596,675

	Machinery – 4.1%

15,400	Ingersoll Rand Company Limited, Class A	1,373,526

48,400	Trinity Industries Inc.	1,813,064
	Total Machinery	3,186,590

	Media – 3.8%

42,240	Interpublic Group of Companies, Inc.	851,558

9,000	Time Warner Inc.	823,230

40,300	Viacom Inc., Class B	1,241,643
	Total Media	2,916,431

	Multiline Retail – 1.2%

14,500	Target Corporation	946,125

	Oil, Gas & Consumable Fuels – 14.6%

32,425	Cheniere Energy Inc., (2)	1,745,762

10,700	Chevron Corporation	1,339,533

58,360	EQT Corporation	3,321,851

46,500	Hess Corporation	2,207,355

41,500	Newfield Exploration Company, (2)	1,308,495

37,000	Suncor Energy, Inc.	1,358,640
	Total Oil, Gas & Consumable Fuels	11,281,636

40	NUVEEN

Shares	Description (1)			Value

	Pharmaceuticals – 5.2%

7,050	Allergan PLC			$1,153,239

51,000	GlaxoSmithKline PLC, Sponsored ADR			1,808,970

28,900	Pfizer Inc.			1,046,758
	Total Pharmaceuticals			4,008,967

	Road & Rail – 1.9%

11,000	Union Pacific Corporation			1,475,100

	Semiconductors & Semiconductor Equipment – 1.4%

25,535	Teradyne Inc.			1,069,150

	Software – 3.5%

56,950	Oracle Corporation			2,692,596

	Specialty Retail – 1.0%

8,000	Advance Auto Parts, Inc.			797,520
	Total Long-Term Investments (cost $53,332,538)			76,397,394

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.0%

	REPURCHASE AGREEMENTS – 1.0%

$734	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/17, repurchase price $733,969, collateralized by $715,000 U.S. Treasury Inflation Indexed Obligations, 0.125%, due 4/15/19, value $750,521	0.540%	1/02/18	$733,925
	Total Short-Term Investments (cost $733,925)			733,925
	Total Investments (cost $54,066,463) – 99.8%			77,131,319
	Other Assets Less Liabilities – 0.2%			164,829
	Net Assets – 100%			$77,296,148

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

NUVEEN	41

Nuveen NWQ Small/Mid-Cap Value Fund

Portfolio of Investments	December 31, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 96.8%

	COMMON STOCKS – 96.8%

	Aerospace & Defense – 2.7%

7,455	Astronics Corporation, (2)	$309,159

6,037	Orbital ATK, Inc.	793,865
	Total Aerospace & Defense	1,103,024

	Automobiles – 1.5%

11,925	Harley-Davidson, Inc.	606,744

	Banks – 16.3%

17,155	Ameris Bancorp.	826,871

20,230	CIT Group Inc.	995,923

52,426	First Horizon National Corporation	1,047,996

6,445	Heritage Financial Corporation	198,506

12,690	Pacwest Bancorp.	639,576

4,485	Texas Capital BancShares, Inc., (2)	398,716

37,430	The Bank of NT Butterfield and Son Limited	1,358,335

21,190	Western Alliance Bancorporation, (2)	1,199,778
	Total Banks	6,665,701

	Building Products – 0.8%

7,530	Apogee Enterprises, Inc.	344,347

	Chemicals – 2.2%

13,005	Innospec, Inc.	918,153

	Communication Equipment – 5.1%

7,370	Arris International PLC, (2)	189,335

5,657	Lumentum Holdings Inc., (2)	276,627

145,665	Mitel Networks Corporation, (2)	1,198,823

5,465	ViaSat, Inc., (2)	409,055
	Total Communication Equipment	2,073,840

	Containers & Packaging – 0.5%

4,380	Bemis Company, Inc.	209,320

	Electrical Equipment – 1.8%

10,595	EnerSys	737,730

	Electronic Equipment, Instruments & Components – 2.9%

4,175	Coherent Inc., (2)	1,178,268

	Equity Real Estate Investment Trusts – 3.5%

35,110	Brandywine Realty Trust	638,651

42	NUVEEN

Shares	Description (1)	Value

	Equity Real Estate Investment Trusts (continued)

55,190	Ramco-Gershenson Properties Trust	$812,949
	Total Equity Real Estate Investment Trusts	1,451,600

	Food Products – 1.3%

5,143	John B Sanfillippo & Son, Inc.	325,295

4,305	Treehouse Foods Inc., (2)	212,925
	Total Food Products	538,220

	Health Care Equipment & Supplies – 3.1%

18,575	Globus Medical Inc., Class A, (2)	763,432

6,440	Livanova PLC, (2)	514,685
	Total Health Care Equipment & Supplies	1,278,117

	Household Durables – 5.4%

34,310	Taylor Morrison, (2)	839,566

77,570	Tri Pointe Group, Incorporated, (2)	1,390,054
	Total Household Durables	2,229,620

	Insurance – 5.4%

23,960	Axis Capital Holdings Limited	1,204,230

3,810	Reinsurance Group of America Inc.	594,093

11,325	XL Group Limited	398,187
	Total Insurance	2,196,510

	IT Services – 0.9%

4,355	Euronet Worldwide, Inc., (2)	366,996

	Life Sciences Tools & Services – 3.1%

5,255	Bio-Rad Laboratories Inc., (2)	1,254,211

	Machinery – 4.0%

19,540	Albany International Corporation, Class A	1,200,733

2,400	Snap-on Incorporated	418,320
	Total Machinery	1,619,053

	Metals & Mining – 4.3%

8,240	Materion Corporation	400,464

15,820	Reliance Steel & Aluminum Company	1,357,198
	Total Metals & Mining	1,757,662

	Multiline Retail – 0.8%

80,780	Fred’s Inc.	327,159

	Oil, Gas & Consumable Fuels – 12.7%

77,880	Carrizo Oil & Gas, Inc., (2)	1,657,286

30,350	EQT Corporation	1,727,522

27,775	Newfield Exploration Company, (2)	875,746

17,925	PDC Energy Inc., (2)	923,854
	Total Oil, Gas & Consumable Fuels	5,184,408

NUVEEN	43

Nuveen NWQ Small/Mid-Cap Value Fund (continued)

Portfolio of Investments	December 31, 2017 (Unaudited)

Shares	Description (1)			Value

	Paper & Forest Products – 4.4%

23,510	Boise Cascade Company			$938,049

3,975	Deltic Timber Corporation			363,911

22,970	Glatfelter			492,477
	Total Paper & Forest Products			1,794,437

	Semiconductors & Semiconductor Equipment – 10.3%

34,370	Cypress Semiconductor Corporation			523,799

117,365	Lattice Semiconductor Corporation, (2)			678,370

22,430	Mellanox Technologies, Limited, (2)			1,451,221

7,735	Microsemi Corporation, (2)			399,513

8,530	Qorvo Inc., (2)			568,098

14,540	Teradyne Inc.			608,790
	Total Semiconductors & Semiconductor Equipment			4,229,791

	Specialty Retail – 2.6%

47,195	Haverty Furniture Companies Inc.			1,068,967

	Textiles, Apparel & Luxury Goods – 1.2%

5,895	Deckers Outdoor Corporation, (2)			473,074
	Total Long-Term Investments (cost $30,637,548)			39,606,952

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.9%

	REPURCHASE AGREEMENTS – 2.9%

$1,195	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/17, repurchase price $1,195,245, collateralized by $1,165,000 U.S. Treasury Inflation Indexed Obligations, 0.125%, due 4/15/19, value $1,222,877	0.540%	1/02/18	$1,195,173
	Total Short-Term Investments (cost $1,195,173)			1,195,173
	Total Investments (cost $31,832,721) – 99.7%			40,802,125
	Other Assets Less Liabilities – 0.3%			140,641
	Net Assets – 100%			$40,942,766

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

44	NUVEEN

Nuveen NWQ Small-Cap Value Fund

Portfolio of Investments	December 31, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 95.7%

	COMMON STOCKS – 95.7%

	Aerospace & Defense – 2.5%

102,358	Astronics Corporation, (2)	$4,244,786

112,420	Orbital ATK, Inc.	14,783,230
	Total Aerospace & Defense	19,028,016

	Auto Components – 2.0%

667,604	Stoneridge Inc., (2)	15,261,427

	Banks – 19.3%

356,095	Ameris Bancorp.	17,163,779

203,210	BankUnited Inc.	8,274,711

139,015	Banner Corporation	7,662,507

469,569	First Horizon National Corporation	9,386,684

125,930	Heritage Financial Corporation	3,878,644

316,595	Hilltop Holdings Inc.	8,019,351

657,170	Hope Bancorp Inc.	11,993,352

349,715	Pacwest Bancorp.	17,625,636

91,725	Texas Capital BancShares, Inc., (2)	8,154,353

686,712	The Bank of NT Butterfield and Son Limited	24,920,778

547,440	Western Alliance Bancorporation, (2)	30,996,053
	Total Banks	148,075,848

	Building Products – 0.8%

139,690	Apogee Enterprises, Inc.	6,388,024

	Capital Markets – 0.5%

212,180	B. Riley Financial, Inc.	3,840,458

	Communication Equipment – 3.1%

2,914,036	Mitel Networks Corporation, (2)	23,982,516

	Containers & Packaging – 0.5%

81,350	Bemis Company, Inc.	3,887,717

	Electrical Equipment – 2.0%

223,960	EnerSys	15,594,335

	Electronic Equipment, Instruments & Components – 4.3%

77,475	Coherent Inc., (2)	21,864,995

224,233	Novanta, Inc., (2)	11,211,650
	Total Electronic Equipment, Instruments & Components	33,076,645

	Equity Real Estate Investment Trusts – 3.6%

649,645	Brandywine Realty Trust	11,817,043

NUVEEN	45

Nuveen NWQ Small-Cap Value Fund (continued)

Portfolio of Investments	December 31, 2017 (Unaudited)

Shares	Description (1)	Value

	Equity Real Estate Investment Trusts (continued)

1,086,660	Ramco-Gershenson Properties Trust	$16,006,502
	Total Equity Real Estate Investment Trusts	27,823,545

	Food Products – 4.1%

144,261	John B Sanfillippo & Son, Inc.	9,124,508

1,441,807	Landec Corporation, (2)	18,166,768

79,700	Treehouse Foods Inc., (2)	3,941,962
	Total Food Products	31,233,238

	Health Care Equipment & Supplies – 3.1%

356,595	Globus Medical Inc., Class A, (2)	14,656,055

115,005	Livanova PLC, (2)	9,191,200
	Total Health Care Equipment & Supplies	23,847,255

	Household Durables – 8.4%

538,423	Hooker Furniture Corporation	22,856,056

577,410	Taylor Morrison, (2)	14,129,223

1,520,860	Tri Pointe Group, Incorporated, (2)	27,253,811
	Total Household Durables	64,239,090

	Insurance – 2.5%

476,165	Aspen Insurance Holdings Limited	19,332,299

	IT Services – 0.8%

70,411	Euronet Worldwide, Inc., (2)	5,933,535

	Machinery – 3.2%

394,130	Albany International Corporation, Class A	24,219,289

	Metals & Mining – 3.1%

134,575	Kaiser Aluminum Corporation	14,379,339

190,407	Materion Corporation	9,253,780
	Total Metals & Mining	23,633,119

	Multiline Retail – 0.5%

958,905	Fred’s Inc.	3,883,565

	Oil, Gas & Consumable Fuels – 9.3%

1,573,030	Carrizo Oil & Gas, Inc., (2)	33,474,078

532,945	PDC Energy Inc., (2)	27,467,985

1,242,872	SRC Energy Incorporated, (2)	10,601,698
	Total Oil, Gas & Consumable Fuels	71,543,761

	Paper & Forest Products – 5.8%

438,187	Boise Cascade Company	17,483,661

79,985	Deltic Timber Corporation	7,322,627

393,034	Glatfelter	8,426,649

181,675	Louisiana-Pacific Corporation, (2)	4,770,786

46	NUVEEN

Shares	Description (1)			Value

	Paper & Forest Products (continued)

70,079	Neenah Paper, Inc.			$6,352,661
	Total Paper & Forest Products			44,356,384

	Professional Services – 1.5%

489,849	GP Strategies Corporation, (2)			11,364,497

	Semiconductors & Semiconductor Equipment – 9.0%

475,645	Entegris Inc.			14,483,390

462,825	Integrated Device Technology, Inc., (2)			13,759,787

2,278,759	Lattice Semiconductor Corporation, (2)			13,171,227

424,000	Mellanox Technologies, Limited, (2)			27,432,800
	Total Semiconductors & Semiconductor Equipment			68,847,204

	Technology Hardware, Storage & Peripherals – 1.5%

475,145	Cray, Inc., (2)			11,498,509

	Textiles, Apparel & Luxury Goods – 1.1%

109,150	Deckers Outdoor Corporation, (2)			8,759,288

	Thrifts & Mortgage Finance – 2.7%

706,960	HomeStreet Inc.			20,466,492

	Trading Companies & Distributors – 0.5%

162,400	BMC Stock Holdings Inc., (2)			4,108,720
	Total Long-Term Investments (cost $528,663,281)			734,224,776

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 4.2%

	REPURCHASE AGREEMENTS – 4.2%

$32,078	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/17, repurchase price $32,080,046, collateralized by $31,175,000 U.S. Treasury Inflation Indexed Obligations, 0.125%, due 4/15/19, value $32,723,774	0.540%	1/02/18	$32,078,121
	Total Short-Term Investments (cost $32,078,121)			32,078,121
	Total Investments (cost $560,741,402) – 99.9%			766,302,897
	Other Assets Less Liabilities – 0.1%			384,833
	Net Assets – 100%			$766,687,730

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

NUVEEN	47

Statement of

Assets and Liabilities	December 31, 2017 (Unaudited)

	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Assets
Long-term investments, at value (cost $269,227,288, $215,195,965, $78,977,098, $53,332,538, $30,637,548, and $528,663,281, respectively)	$314,359,720	$290,284,260	$96,701,274	$76,397,394	$39,606,952	$734,224,776
Short-term investments, at value (cost approximates value)	—	4,734,030	—	733,925	1,195,173	32,078,121
Cash denominated in foreign currencies (cost $213,363, $63,773, $—, $—, $— and $—, respectively)	212,992	67,326	—	—	—	—
Cash	1,195,583	—	7,925	7,830	—	—
Receivable for:
Dividends	535,572	258,653	157,486	94,578	35,072	341,677
Interest	8,040	213	—	33	54	1,444
Investments sold	399,320	438	591,186	—	135,366	524,110
Reclaims	657,046	499,710	7,834	18,827	—	—
Shares sold	269,229	779,546	103,172	272,278	65,633	3,227,932
Other assets	211,439	137,284	95,368	70,541	41,588	60,807
Total assets	317,848,941	296,761,460	97,664,245	77,595,406	41,079,838	770,458,867
Liabilities
Borrowings	—	—	317,976	—	—	—
Payable for:
Investments purchased	189,323	113,531	75,790	38,335	5,476	1,169,413
Shares redeemed	2,555,220	223,511	153,764	121,327	37,454	1,597,588
Accrued expenses:
Custodian fees	142,512	81,066	20,141	19,991	21,697	55,509
Management fees	159,392	115,497	52,829	33,635	25,537	508,147
Professional fees	33,485	12,024	7,630	7,561	7,393	12,293
Shareholder reporting expenses	50,644	65,431	17,129	15,348	8,564	76,905
Shareholder servicing agent fees	105,853	111,488	30,157	22,779	26,362	282,538
Trustees fees	195,380	94,743	63,112	34,376	439	25,477
12b-1 distribution and service fees	97,173	16,831	26,616	5,494	3,992	41,178
Other	29,754	985	416	412	158	2,089
Total liabilities	3,558,736	835,107	765,560	299,258	137,072	3,771,137
Net assets	$314,290,205	$295,926,353	$96,898,685	$77,296,148	$40,942,766	$766,687,730

See accompanying notes to financial statements.

48	NUVEEN

	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid- Cap Value	NWQ Small-Cap Value
Class A Shares
Net assets	$138,698,556	$29,077,412	$31,746,042	$5,200,254	$4,700,127	$84,120,628
Shares outstanding	4,784,792	1,111,874	1,022,021	776,418	137,066	1,603,189
Net asset value (“NAV”) per share	$28.99	$26.15	$31.06	$6.70	$34.29	$52.47
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$30.76	$27.75	$32.95	$7.11	$36.38	$55.67
Class C Shares
Net assets	$77,882,348	$11,904,956	$23,147,674	$4,734,446	$3,105,418	$22,654,538
Shares outstanding	2,692,842	476,824	788,715	795,113	98,865	475,578
NAV and offering price per share	$28.92	$24.97	$29.35	$5.95	$31.41	$47.64
Class R3 Shares
Net assets	$1,533,807	$1,562,368	$120,109	$81,630	$792,376	$8,572,387
Shares outstanding	53,009	59,262	3,905	12,319	23,792	165,885
NAV and offering price per share	$28.93	$26.36	$30.76	$6.63	$33.31	$51.68
Class R6 Shares
Net assets	$—	$—	$—	$—	$7,873,368	$11,701,198
Shares outstanding	—	—	—	—	226,300	215,617
NAV and offering price per share	$—	$—	$—	$—	$34.79	$54.27
Class I Shares
Net assets	$96,148,846	$253,381,617	$41,884,860	$67,279,818	$24,471,477	$639,638,979
Shares outstanding	3,315,827	9,651,417	1,341,826	10,012,254	705,186	11,878,708
NAV and offering price per share	$29.00	$26.25	$31.21	$6.72	$34.70	$53.85
Class T Shares(1)
Net assets	$26,648	$—	$—	$—	$—	$—
Shares outstanding	919	—	—	—	—	—
NAV per share	$29.00	$—	$—	$—	$—	$—
Offering price per share (NAV per share plus maximum sales charge of 2.50% of offering price)	$29.74	$—	$—	$—	$—	$—
Net Assets Consist of:
Capital paid-in	$514,585,173	$500,552,693	$174,890,446	$47,941,196	$30,361,811	$565,002,387
Undistributed (Over-distribution of) net investment income	699,483	(3,738,401)	157,056	(748,388)	5,992	(1,827,177)
Accumulated net realized gain (loss)	(246,153,238)	(276,013,119)	(95,872,993)	7,038,484	1,605,559	(2,048,975)
Net unrealized appreciation (depreciation)	45,158,787	75,125,180	17,724,176	23,064,856	8,969,404	205,561,495
Net Assets	$314,290,205	$295,926,353	$96,898,685	$77,296,148	$40,942,766	$766,687,730
Authorized shares - per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01

(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

NUVEEN	49

Statement of

Operations	Six Months Ended December 31, 2017 (Unaudited)

	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Investment Income (net of foreign tax withheld of $252,799, $212,711, $2,929, $5,800, $— and $—, respectively)	$6,083,071	$2,013,529	$922,049	$810,247	$332,810	$3,726,729
Expenses
Management fees	1,136,600	1,047,823	338,917	273,881	221,989	2,889,018
12b-1 service fees – Class A Shares	186,252	36,580	38,913	7,957	6,397	107,750
12b-1 distribution and service fees – Class C Shares	401,545	59,133	115,729	26,498	15,449	113,164
12b-1 distribution and service fees – Class R3 Shares	4,575	3,113	812	195	2,007	20,796
12b-1 service fees – Class T Shares(1)	33	—	—	—	—	—
Shareholder servicing agent fees	197,970	261,056	59,220	40,035	46,960	609,631
Custodian fees	91,232	65,290	14,416	14,184	15,469	41,699
Trustees fees	6,135	5,391	1,654	1,479	997	12,712
Professional fees	74,400	56,911	12,434	15,327	11,171	51,032
Shareholder reporting expenses	39,684	74,412	19,921	18,584	11,601	90,435
Federal and state registration fees	60,095	39,769	27,395	28,521	35,046	49,562
Other	6,058	5,363	3,816	3,706	3,118	13,328
Total expenses before fee waiver/expense reimbursement	2,204,579	1,654,841	633,227	430,367	370,204	3,999,127
Fee waiver/expense reimbursement	(213,699)	(209,652)	(47,981)	(84,292)	(43,325)	—
Net expenses	1,990,880	1,445,189	585,246	346,075	326,879	3,999,127
Net investment income (loss)	4,092,191	568,340	336,803	464,172	5,931	(272,398)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	2,781,012	(2,107,253)	4,745,695	11,482,536	6,097,945	27,824,176
Options written	58,088	—	—	22,643	—	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	15,823,665	24,287,200	2,526,782	(5,355,695)	(1,466,369)	50,441,527
Net realized and unrealized gain (loss)	18,662,765	22,179,947	7,272,477	6,149,484	4,631,576	78,265,703
Net increase (decrease) in net assets from operations	$22,754,956	$22,748,287	$7,609,280	$6,613,656	$4,637,507	$77,993,305
(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

50	NUVEEN

Statement of

Changes in Net Assets	(Unaudited)

	NWQ Global Equity Income		NWQ International Value Fund
	Six Months Ended 12/31/17	Year Ended 6/30/17	Six Months Ended 12/31/17	Eleven Months Ended 6/30/17	Year Ended 7/31/16
Operations
Net investment income (loss)	$4,092,191	$6,267,976	$568,340	$4,791,989	$5,701,259
Net realized gain (loss) from:
Investments and foreign currency	2,781,012	3,291,840	(2,107,253)	3,571,365	6,283,958
Options written	58,088	27,975	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	15,823,665	19,388,241	24,287,200	23,611,993	(35,780,031)
Options written	—	(177)	—	—	—
Net increase (decrease) in net assets from operations	22,754,956	28,975,855	22,748,287	31,975,347	(23,794,814)
Distributions to Shareholders
From net investment income:
Class A Shares	(1,870,584)	(3,236,890)	(824,315)	(502,074)	(469,255)
Class C Shares	(720,052)	(798,444)	(253,731)	(162,884)	(115,850)
Class R3 Shares	(20,812)	(28,497)	(40,527)	(18,421)	(14,657)
Class R6 Shares	—	—	—	—	—
Class I Shares	(1,314,499)	(2,505,626)	(7,719,271)	(3,511,140)	(3,331,433)
Class T Shares(1)	(336)	(298)	—	—	—
From accumulated net realized gains:
Class A Shares	—	(4,255)	—	—	—
Class C Shares	—	(18)	—	—	—
Class R3 Shares	—	(15)	—	—	—
Class R6 Shares	—	—	—	—	—
Class I Shares	—	(2,469)	—	—	—
Class T Shares(1)	—	—	—	—	—
Decrease in net assets from distributions to shareholders	(3,926,283)	(6,576,512)	(8,837,844)	(4,194,519)	(3,931,195)
Fund Share Transactions
Fund Reorganization	—	480,357,013	—	—	—
Proceeds from sale of shares	16,226,027	12,918,819	29,873,521	107,774,490	36,102,158
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,624,491	4,852,688	8,506,835	3,985,619	3,710,458
	19,850,518	498,128,520	38,380,356	111,760,109	39,812,616
Cost of shares redeemed	(52,307,355)	(244,437,943)	(52,750,255)	(71,441,266)	(69,876,235)
Net increase (decrease) in net assets from Fund share transactions	(32,456,837)	253,690,577	(14,369,899)	40,318,843	(30,063,619)
Net increase (decrease) in net assets	(13,628,164)	276,089,920	(459,456)	68,099,671	(57,789,628)
Net assets at the beginning of period	327,918,369	51,828,449	296,385,809	228,286,138	286,075,766
Net assets at the end of period	$314,290,205	$327,918,369	$295,926,353	$296,385,809	$228,286,138
Undistributed (Over-distribution of) net investment income at the end of period	$699,483	$533,575	$(3,738,401)	$4,531,103	$4,004,801

(1)	Class T Shares are not available for public offering. Class T Shares commenced operations on May 31, 2017.

See accompanying notes to financial statements.

NUVEEN	51

Statement of Changes in Net Assets (Unaudited) (continued)

	NWQ Multi-Cap Value		NWQ Large-Cap Value
	Six Months Ended 12/31/17	Year Ended 6/30/17	Six Months Ended 12/31/17	Year Ended 6/30/17
Operations
Net investment income (loss)	$336,803	$1,497,801	$464,172	$1,024,446
Net realized gain (loss) from:
Investments and foreign currency	4,745,695	13,258,240	11,482,536	18,038,466
Options written	—	—	22,643	47,687
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	2,526,782	5,499,023	(5,355,695)	(975,691)
Options written	—	—	—	—
Net increase (decrease) in net assets from operations	7,609,280	20,255,064	6,613,656	18,134,908
Distributions to Shareholders
From net investment income:
Class A Shares	(553,040)	(219,461)	(104,344)	(110,515)
Class C Shares	(243,190)	(28,314)	(56,021)	(37,627)
Class R3 Shares	(1,803)	(2,283)	(1,406)	(761)
Class R6 Shares	—	—	—	—
Class I Shares	(822,110)	(445,536)	(1,537,751)	(1,313,646)
Class T Shares	—	—	—	—
From accumulated net realized gains:
Class A Shares	—	—	(1,262,018)	(753,847)
Class C Shares	—	—	(1,106,555)	(586,900)
Class R3 Shares	—	—	(16,287)	(5,861)
Class R6 Shares	—	—	—	—
Class I Shares	—	—	(13,814,701)	(7,061,405)
Class T Shares	—	—	—	—
Decrease in net assets from distributions to shareholders	(1,620,143)	(695,594)	(17,899,083)	(9,870,562)
Fund Share Transactions
Fund Reorganization	—	—	—	—
Proceeds from sale of shares	3,041,547	9,440,236	2,834,965	10,625,608
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,473,387	635,347	17,591,206	9,719,910
	4,514,934	10,075,583	20,426,171	20,345,518
Cost of shares redeemed	(9,224,034)	(30,818,525)	(18,396,407)	(51,925,534)
Net increase (decrease) in net assets from Fund share transactions	(4,709,100)	(20,742,942)	2,029,764	(31,580,016)
Net increase (decrease) in net assets	1,280,037	(1,183,472)	(9,255,663)	(23,315,670)
Net assets at the beginning of period	95,618,648	96,802,120	86,551,811	109,867,481
Net assets at the end of period	$96,898,685	$95,618,648	$77,296,148	$86,551,811
Undistributed (Over-distribution of) net investment income at the end of period	$157,056	$1,440,396	$(748,388)	$486,962

See accompanying notes to financial statements.

52	NUVEEN

	NWQ Small/Mid-Cap Value		NWQ Small-Cap Value
	Six Months Ended 12/31/17	Year Ended 6/30/17	Six Months Ended 12/31/17	Year Ended 6/30/17
Operations
Net investment income (loss)	$5,931	$87,219	$(272,398)	$(1,319,214)
Net realized gain (loss) from:
Investments and foreign currency	6,097,945	4,575,184	27,824,176	23,000,763
Options written	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(1,466,369)	5,395,629	50,441,527	99,951,099
Options written	—	—	—	—
Net increase (decrease) in net assets from operations	4,637,507	10,058,032	77,993,305	121,632,648
Distributions to Shareholders
From net investment income:
Class A Shares	(1,679)	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares	(21,985)	—	—	—
Class I Shares	(68,753)	—	—	—
Class T Shares	—	—	—	—
From accumulated net realized gains:
Class A Shares	(227,707)	—	(3,334,685)	(2,681,275)
Class C Shares	(163,839)	—	(971,227)	(776,193)
Class R3 Shares	(38,756)	—	(337,272)	(257,714)
Class R6 Shares	(378,365)	—	(453,000)	(293,735)
Class I Shares	(2,091,343)	—	(24,048,800)	(15,030,334)
Class T Shares	—	—	—	—
Decrease in net assets from distributions to shareholders	(2,992,427)	—	(29,144,984)	(19,039,251)
Fund Share Transactions
Fund Reorganization	—	—	—	—
Proceeds from sale of shares	8,408,099	28,845,608	82,994,075	204,302,241
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,935,613	—	27,737,831	17,939,441
	11,343,712	28,845,608	110,731,906	222,241,682
Cost of shares redeemed	(32,097,172)	(32,577,622)	(105,963,150)	(211,243,992)
Net increase (decrease) in net assets from Fund share transactions	(20,753,460)	(3,732,014)	4,768,756	10,997,690
Net increase (decrease) in net assets	(19,108,380)	6,326,018	53,617,077	113,591,087
Net assets at the beginning of period	60,051,146	53,725,128	713,070,653	599,479,566
Net assets at the end of period	$40,942,766	$60,051,146	$766,687,730	$713,070,653
Undistributed (Over-distribution of) net investment income at the end of period	$5,992	$92,478	$(1,827,177)	$(1,554,779)

See accompanying notes to financial statements.

NUVEEN	53

Financial

Highlights (Unaudited)

NWQ Global Equity Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/09)
2018(g)	$27.34	$0.38	$1.64	$2.02	$(0.37)	$—	$(0.37)	$28.99
2017	24.47	0.94	2.87	3.81	(0.94)	— **	(0.94)	27.34
2016	26.50	0.75	(2.04)	(1.29)	(0.51)	(0.23)	(0.74)	24.47
2015	28.09	0.65	(0.39)	0.26	(0.55)	(1.30)	(1.85)	26.50
2014	24.08	0.69	4.60	5.29	(0.67)	(0.61)	(1.28)	28.09
2013	20.20	0.36	3.92	4.28	(0.36)	(0.04)	(0.40)	24.08
Class C (9/09)
2018(g)	27.28	0.27	1.63	1.90	(0.26)	—	(0.26)	28.92
2017	24.42	1.18	2.42	3.60	(0.74)	— **	(0.74)	27.28
2016	26.48	0.51	(1.98)	(1.47)	(0.36)	(0.23)	(0.59)	24.42
2015	28.07	0.38	(0.32)	0.06	(0.35)	(1.30)	(1.65)	26.48
2014	24.07	0.49	4.59	5.08	(0.47)	(0.61)	(1.08)	28.07
2013	20.19	0.19	3.92	4.11	(0.19)	(0.04)	(0.23)	24.07
Class R3 (9/09)
2018(g)	27.30	0.34	1.62	1.96	(0.33)	—	(0.33)	28.93
2017	24.46	1.05	2.69	3.74	(0.90)	— **	(0.90)	27.30
2016	26.49	0.64	(1.98)	(1.34)	(0.46)	(0.23)	(0.69)	24.46
2015	28.09	0.50	(0.32)	0.18	(0.48)	(1.30)	(1.78)	26.49
2014	24.08	0.63	4.59	5.22	(0.60)	(0.61)	(1.21)	28.09
2013	20.20	0.31	3.91	4.22	(0.30)	(0.04)	(0.34)	24.08
Class I (9/09)
2018(g)	27.35	0.40	1.65	2.05	(0.40)	—	(0.40)	29.00
2017	24.48	0.94	2.93	3.87	(1.00)	— **	(1.00)	27.35
2016	26.51	1.25	(2.48)	(1.23)	(0.57)	(0.23)	(0.80)	24.48
2015	28.10	0.68	(0.35)	0.33	(0.62)	(1.30)	(1.92)	26.51
2014	24.08	0.89	4.48	5.37	(0.74)	(0.61)	(1.35)	28.10
2013	20.21	0.42	3.90	4.32	(0.41)	(0.04)	(0.45)	24.08
Class T (05/17)(e)
2018(g)	27.35	0.37	1.65	2.02	(0.37)	—	(0.37)	29.00
2017(f)	27.21	0.06	0.40	0.46	(0.32)	—	(0.32)	27.35

54	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

7.40%	$138,699	1.24	%*	2.52%*	1.11	%*	2.66	%*	15%
15.75	152,606	1.33		3.36	1.11		3.58		86
(4.88)	1,599	3.83		0.36	1.20		2.98		51
1.27	918	6.33		(2.72)	1.21		2.40		27
22.28	351	4.86		(1.12)	1.16		2.58		49
21.33	301	5.17		(2.42)	1.12		1.63		44

6.98	77,882	1.99	*	1.75 *	1.86	*	1.89	*	15
14.87	81,440	2.03		4.24	1.86		4.41		86
(5.57)	382	4.78		(0.81)	1.96		2.01		51
0.51	413	6.83		(3.46)	1.96		1.40		27
21.36	351	5.61		(1.87)	1.91		1.83		49
20.45	301	5.92		(3.17)	1.87		0.88		44

7.24	1,534	1.49	*	2.29 *	1.36	*	2.42	*	15
15.48	1,926	1.55		3.77	1.36		3.96		86
(5.09)	306	4.27		(0.30)	1.46		2.52		51
0.98	331	6.31		(3.01)	1.46		1.84		27
21.99	351	5.11		(1.34)	1.41		2.37		49
21.04	301	5.42		(2.67)	1.37		1.38		44

7.53	96,149	0.99	*	2.71 *	0.86	*	2.84	*	15
16.03	91,922	1.07		3.41	0.86		3.62		86
(4.64)	49,542	1.37		4.68	0.94		5.12		51
1.53	1,059	5.88		(2.40)	0.96		2.51		27
22.63	645	4.79		(0.55)	0.92		3.31		49
21.57	301	4.92		(2.17)	0.87		1.88		44

7.35	27	1.25	*	2.48 *	1.11	*	2.62	*	15
1.74	25	1.11	*	2.70 *	1.11	*	2.70	*	86

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized. Performance prior to December 13, 2013, reflects the Fund’s performance using investment strategies that differed significantly from those currently in place.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	Class T Shares are not available for public offering.
(f)	For the period May 31, 2017 (commencement of operations) through June 30, 2017.
(g)	For the six months ended December 31, 2017.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	55

Financial Highlights (Unaudited) (continued)

NWQ International Value

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Redemption Fees(a)(b)		Ending NAV
Class A (12/99)
Year Ended 6/30:
2018(g)	$24.91	$0.03		$1.96	$1.99	$(0.75)	$—	$(0.75)	$—		$26.15
2017(f)	22.22	0.40		2.71	3.11	(0.42)	—	(0.42)	—		24.91
Year Ended 7/31:
2016	24.59	0.47		(2.53)	(2.06)	(0.31)	—	(0.31)	—		22.22
2015	25.67	0.20		(0.35)	(0.15)	(0.93)	—	(0.93)	—		24.59
2014	22.74	0.50		2.98	3.48	(0.55)	—	(0.55)	—		25.67
2013	20.27	0.32		2.96	3.28	(0.81)	—	(0.81)	—		22.74
2012	25.63	0.36		(5.30)	(4.94)	(0.42)	—	(0.42)	—	**	20.27
Class C (12/99)
Year Ended 6/30:
2018(g)	23.70	(0.07)		1.88	1.81	(0.54)	—	(0.54)	—		24.97
2017(f)	21.13	0.21		2.61	2.82	(0.25)	—	(0.25)	—		23.70
Year Ended 7/31:
2016	23.39	0.28		(2.41)	(2.13)	(0.13)	—	(0.13)	—		21.13
2015	24.40	0.03		(0.33)	(0.30)	(0.71)	—	(0.71)	—		23.39
2014	21.63	0.29		2.84	3.13	(0.36)	—	(0.36)	—		24.40
2013	19.27	0.15		2.83	2.98	(0.62)	—	(0.62)	—		21.63
2012	24.35	0.18		(5.04)	(4.86)	(0.22)	—	(0.22)	—	**	19.27
Class R3 (8/08)
Year Ended 6/30:
2018(g)	25.08	—	**	1.98	1.98	(0.70)	—	(0.70)	—		26.36
2017(f)	22.37	0.36		2.72	3.08	(0.37)	—	(0.37)	—		25.08
Year Ended 7/31:
2016	24.76	0.42		(2.55)	(2.13)	(0.26)	—	(0.26)	—		22.37
2015	25.84	0.14		(0.35)	(0.21)	(0.87)	—	(0.87)	—		24.76
2014	22.90	0.43		3.00	3.43	(0.49)	—	(0.49)	—		25.84
2013	20.41	0.29		2.97	3.26	(0.77)	—	(0.77)	—		22.90
2012	25.81	0.35		(5.39)	(5.04)	(0.36)	—	(0.36)	—	**	20.41
Class I (12/99)
Year Ended 6/30:
2018(g)	25.03	0.06		1.98	2.04	(0.82)	—	(0.82)	—		26.25
2017(f)	22.33	0.50		2.68	3.18	(0.48)	—	(0.48)	—		25.03
Year Ended 7/31:
2016	24.72	0.53		(2.54)	(2.01)	(0.38)	—	(0.38)	—		22.33
2015	25.82	0.27		(0.37)	(0.10)	(1.00)	—	(1.00)	—		24.72
2014	22.87	0.57		2.99	3.56	(0.61)	—	(0.61)	—		25.82
2013	20.38	0.36		3.00	3.36	(0.87)	—	(0.87)	—		22.87
2012	25.78	0.43		(5.34)	(4.91)	(0.49)	—	(0.49)	—	**	20.38

56	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(d)

Total Return(c)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

8.01%	$29,077	1.29	%*	0.06	%*	1.15	%*	0.20	%*	7%
14.24	28,490	1.27	*	1.78	*	1.15	*	1.90	*	23

(8.38)	30,998	1.34		2.10		1.33		2.11		20
(0.20)	37,581	1.35		0.81		N/A		N/A		30
15.35	151,078	1.42		2.01		N/A		N/A		24
16.56	169,858	1.39		1.49		N/A		N/A		31
(19.38)	237,548	1.35		1.60		N/A		N/A		26

7.64	11,905	2.04	*	(0.69	)*	1.90	*	(0.55	)*	7
13.47	11,688	2.02	*	0.95	*	1.90	*	1.06	*	23

(9.11)	16,182	2.09		1.32		2.08		1.33		20
(0.95)	22,173	2.11		0.12		N/A		N/A		30
14.49	27,876	2.16		1.23		N/A		N/A		24
15.75	31,437	2.14		0.72		N/A		N/A		31
(20.03)	45,932	2.10		0.87		N/A		N/A		26

7.88	1,562	1.55	*	(0.17	)*	1.40	*	(0.03	)*	7
13.97	1,095	1.51	*	1.59	*	1.40	*	1.70	*	23

(8.63)	1,398	1.59		1.85		1.58		1.86		20
(0.44)	1,352	1.61		0.59		N/A		N/A		30
15.04	1,888	1.67		1.71		N/A		N/A		24
16.29	3,204	1.64		1.34		N/A		N/A		31
(19.62)	3,319	1.62		1.58		N/A		N/A		26

8.15	253,382	1.04	*	0.31	*	0.90	*	0.45	*	7
14.51	255,113	1.02	*	2.25	*	0.90	*	2.36	*	23

(8.17)	179,707	1.09		2.37		1.08		2.38		20
0.02	224,970	1.11		1.12		N/A		N/A		30
15.63	177,508	1.16		2.27		N/A		N/A		24
16.89	169,589	1.14		1.67		N/A		N/A		31
(19.18)	356,908	1.10		1.93		N/A		N/A		26

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that were redeemed or exchanged within 30 days of acquisition.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the eleven months ended June 30, 2017.
(g)	For the six months ended December 31, 2017.
*	Annualized.
**	Rounds to less than $0.01 per share.
N/A	For the periods presented herein, Fund did not have a contractual reimbursement agreement with the Adviser prior to June 30, 2016.

See accompanying notes to financial statements.

NUVEEN	57

Financial Highlights (Unaudited) (continued)

NWQ Multi-Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/02)
2018(e)	$29.15	$0.12	$2.34	$2.46	$(0.55)	$—	$(0.55)	$31.06
2017	23.86	0.46	5.04	5.50	(0.21)	—	(0.21)	29.15
2016	25.75	0.19	(1.90)	(1.71)	(0.18)	—	(0.18)	23.86
2015	26.97	0.16	(1.20)	(1.04)	(0.18)	—	(0.18)	25.75
2014	22.36	0.10	4.60	4.70	(0.09)	—	(0.09)	26.97
2013	18.29	0.11	4.04	4.15	(0.08)	—	(0.08)	22.36
Class C (12/02)
2018(e)	27.46	— **	2.20	2.20	(0.31)	—	(0.31)	29.35
2017	22.49	0.20	4.80	5.00	(0.03)	—	(0.03)	27.46
2016	24.27	0.01	(1.79)	(1.78)	—	—	—	22.49
2015	25.43	(0.03)	(1.13)	(1.16)	—	—	—	24.27
2014	21.17	(0.07)	4.33	4.26	—	—	—	25.43
2013	17.38	(0.04)	3.83	3.79	—	—	—	21.17
Class R3 (8/08)
2018(e)	28.84	0.06	2.33	2.39	(0.47)	—	(0.47)	30.76
2017	23.61	0.33	5.05	5.38	(0.15)	—	(0.15)	28.84
2016	25.48	0.13	(1.88)	(1.75)	(0.12)	—	(0.12)	23.61
2015	26.68	0.09	(1.18)	(1.09)	(0.11)	—	(0.11)	25.48
2014	22.13	0.05	4.53	4.58	(0.03)	—	(0.03)	26.68
2013	18.11	0.06	4.00	4.06	(0.04)	—	(0.04)	22.13
Class I (11/97)
2018(e)	29.33	0.16	2.34	2.50	(0.62)	—	(0.62)	31.21
2017	24.00	0.49	5.11	5.60	(0.27)	—	(0.27)	29.33
2016	25.90	0.25	(1.90)	(1.65)	(0.25)	—	(0.25)	24.00
2015	27.13	0.22	(1.21)	(0.99)	(0.24)	—	(0.24)	25.90
2014	22.48	0.18	4.62	4.80	(0.15)	—	(0.15)	27.13
2013	18.40	0.16	4.05	4.21	(0.13)	—	(0.13)	22.48

58	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

8.41%	$31,746	1.25	%*	0.68	%*	1.15	%*	0.78	%*	15%
23.08	30,955	1.25		1.64		1.15		1.74		46
(6.58)	26,863	1.34		0.78		1.34		0.78		28
(3.87)	33,973	1.30		0.61		N/A		N/A		42
21.04	47,369	1.28		0.42		N/A		N/A		37
22.78	42,362	1.31		0.55		N/A		N/A		22

8.01	23,148	2.00	*	(0.07	)*	1.90	*	0.03	*	15
22.17	23,652	2.00		0.70		1.90		0.80		46
(7.25)	26,462	2.09		0.03		2.09		0.03		28
(4.60)	35,688	2.06		(0.13)		N/A		N/A		42
20.12	46,827	2.03		(0.30)		N/A		N/A		37
21.81	45,408	2.06		(0.20)		N/A		N/A		22

8.27	120	1.50	*	0.33	*	1.40	*	0.43	*	15
22.78	318	1.50		1.14		1.40		1.25		46
(6.79)	206	1.59		0.54		1.59		0.54		28
(4.12)	179	1.55		0.34		N/A		N/A		42
20.72	256	1.53		0.21		N/A		N/A		37
22.43	204	1.56		0.30		N/A		N/A		22

8.52	41,885	1.00	*	0.93	*	0.90	*	1.03	*	15
23.45	40,694	1.00		1.74		0.90		1.84		46
(6.37)	43,271	1.09		1.02		1.09		1.02		28
(3.64)	49,665	1.05		0.86		N/A		N/A		42
21.38	71,721	1.03		0.71		N/A		N/A		37
23.01	60,074	1.06		0.79		N/A		N/A		22

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(e)	For the six months ended December 31, 2017.
*	Annualized.
**	Rounds to less than $0.01 per share.
N/A	For the periods presented herein, Fund did not have a contractual reimbursement agreement with the Adviser prior to June 30, 2016.

See accompanying notes to financial statements.

NUVEEN	59

Financial Highlights (Unaudited) (continued)

NWQ Large-Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2018(e)	$7.88	$0.04	$0.61	$0.65	$(0.14)	$(1.69)	$(1.83)	$6.70
2017	7.27	0.07	1.32	1.39	(0.10)	(0.68)	(0.78)	7.88
2016	12.38	0.11	(0.82)	(0.71)	(0.15)	(4.25)	(4.40)	7.27
2015	23.73	0.16	(0.67)	(0.51)	(0.38)	(10.46)	(10.84)	12.38
2014	20.32	0.19	3.79	3.98	(0.16)	(0.41)	(0.57)	23.73
2013	16.84	0.17	3.51	3.68	(0.15)	(0.05)	(0.20)	20.32
Class C (12/06)
2018(e)	7.16	0.01	0.54	0.55	(0.07)	(1.69)	(1.76)	5.95
2017	6.66	0.01	1.21	1.22	(0.04)	(0.68)	(0.72)	7.16
2016	11.71	0.03	(0.78)	(0.75)	(0.05)	(4.25)	(4.30)	6.66
2015	23.01	0.03	(0.66)	(0.63)	(0.21)	(10.46)	(10.67)	11.71
2014	19.73	0.02	3.67	3.69	—	(0.41)	(0.41)	23.01
2013	16.36	0.03	3.41	3.44	(0.02)	(0.05)	(0.07)	19.73
Class R3 (9/09)
2018(e)	7.80	0.03	0.61	0.64	(0.12)	(1.69)	(1.81)	6.63
2017	7.21	0.05	1.30	1.35	(0.08)	(0.68)	(0.76)	7.80
2016	12.30	0.08	(0.80)	(0.72)	(0.12)	(4.25)	(4.37)	7.21
2015	23.64	0.12	(0.68)	(0.56)	(0.32)	(10.46)	(10.78)	12.30
2014	20.25	0.13	3.78	3.91	(0.11)	(0.41)	(0.52)	23.64
2013	16.79	0.12	3.49	3.61	(0.10)	(0.05)	(0.15)	20.25
Class I (12/06)
2018(e)	7.91	0.05	0.61	0.66	(0.16)	(1.69)	(1.85)	6.72
2017	7.29	0.09	1.33	1.42	(0.12)	(0.68)	(0.80)	7.91
2016	12.41	0.13	(0.82)	(0.69)	(0.18)	(4.25)	(4.43)	7.29
2015	23.77	0.20	(0.66)	(0.46)	(0.44)	(10.46)	(10.90)	12.41
2014	20.35	0.24	3.80	4.04	(0.21)	(0.41)	(0.62)	23.77
2013	16.87	0.21	3.51	3.72	(0.19)	(0.05)	(0.24)	20.35

60	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

8.38%	$5,200	1.20	%*	0.73	%*	1.00	%*	0.93	%*	26%
19.64	6,473	1.18		0.88		1.18		0.88		46
(5.68)	10,249	1.19		1.17		N/A		N/A		32
0.68	15,522	1.17		0.86		N/A		N/A		26
19.80	66,452	1.08		0.85		N/A		N/A		45
22.04	55,055	1.07		0.91		N/A		N/A		16

7.86	4,734	1.95	*	—	**	1.75	*	0.20	*	26
18.62	5,652	1.93		0.13		1.93		0.13		46
(6.31)	6,009	1.94		0.42		N/A		N/A		32
(0.04)	8,219	1.92		0.20		N/A		N/A		26
18.90	11,857	1.83		0.11		N/A		N/A		45
21.08	8,053	1.82		0.15		N/A		N/A		16

8.33	82	1.46	*	0.51	*	1.25	*	0.71	*	26
19.22	75	1.43		0.64		1.42		0.65		46
(5.85)	62	1.44		0.93		N/A		N/A		32
0.40	66	1.42		0.75		N/A		N/A		26
19.50	64	1.33		0.59		N/A		N/A		45
21.68	53	1.32		0.64		N/A		N/A		16

8.48	67,280	0.95	*	1.00	*	0.75	*	1.20	*	26
19.85	74,352	0.93		1.12		0.93		1.12		46
(5.37)	93,548	0.94		1.40		N/A		N/A		32
0.96	169,058	0.92		1.11		N/A		N/A		26
20.10	642,177	0.83		1.06		N/A		N/A		45
22.31	1,225,884	0.82		1.15		N/A		N/A		16

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(e)	For the six months ended December 31, 2017.
*	Annualized.
**	Rounds to less than 0.01% annualized.
N/A	For the periods presented herein, Fund did not have a contractual reimbursement agreement with the advisor prior to May 31, 2017.

See accompanying notes to financial statements.

NUVEEN	61

Financial Highlights (Unaudited) (continued)

NWQ Small/Mid-Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2018(f)	$33.23	$(0.03)	$2.83	$2.80	$(0.01)	$(1.73)	$(1.74)	$34.29
2017	27.78	0.01	5.44	5.45	—	—	—	33.23
2016	28.80	(0.06)	(0.96)	(1.02)	—	—	—	27.78
2015	29.98	(0.11)	(1.07)	(1.18)	—	—	—	28.80
2014	24.50	(0.12)	5.60	5.48	—	—	—	29.98
2013	19.63	(0.04)	4.91	4.87	—	—	—	24.50
Class C (12/06)
2018(f)	30.68	(0.14)	2.60	2.46	—	(1.73)	(1.73)	31.41
2017	25.84	(0.22)	5.06	4.84	—	—	—	30.68
2016	26.98	(0.25)	(0.89)	(1.14)	—	—	—	25.84
2015	28.30	(0.32)	(1.00)	(1.32)	—	—	—	26.98
2014	23.30	(0.33)	5.33	5.00	—	—	—	28.30
2013	18.81	(0.20)	4.69	4.49	—	—	—	23.30
Class R3 (9/09)
2018(f)	32.35	(0.07)	2.76	2.69	—	(1.73)	(1.73)	33.31
2017	27.11	(0.08)	5.32	5.24	—	—	—	32.35
2016	28.17	(0.12)	(0.94)	(1.06)	—	—	—	27.11
2015	29.41	(0.20)	(1.04)	(1.24)	—	—	—	28.17
2014	24.09	(0.20)	5.52	5.32	—	—	—	29.41
2013	19.36	(0.09)	4.82	4.73	—	—	—	24.09
Class R6 (6/16)
2018(f)	33.70	0.05	2.87	2.92	(0.10)	(1.73)	(1.83)	34.79
2017	28.05	(0.08)	5.73	5.65	—	—	—	33.70
2016(e)	28.05	—	—	—	—	—	—	28.05
Class I (12/06)
2018(f)	33.65	0.01	2.87	2.88	(0.10)	(1.73)	(1.83)	34.70
2017	28.05	0.08	5.52	5.60	—	—	—	33.65
2016	29.01	— *	(0.96)	(0.96)	—	—	—	28.05
2015	30.12	(0.05)	(1.06)	(1.11)	—	—	—	29.01
2014	24.55	(0.06)	5.63	5.57	—	—	—	30.12
2013	19.62	0.01	4.92	4.93	—	—	—	24.55

62	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

8.50%	$4,700	1.46	%**	(0.30	)%**	1.31	%**	(0.15	)%**	15%
19.62	5,529	1.43		(0.08)		1.31		0.03		88
(3.54)	9,699	1.42		(0.34)		1.31		(0.23)		49
(3.90)	7,008	1.36		(0.42)		1.31		(0.37)		68
22.33	8,882	1.31		(0.45)		1.31		(0.45)		48
24.81	5,066	1.32		(0.21)		1.32		(0.20)		49

8.09	3,105	2.21	**	(1.05	)**	2.06	**	(0.90	)**	15
18.73	3,078	2.18		(0.87)		2.06		(0.74)		88
(4.26)	2,724	2.17		(1.09)		2.06		(0.98)		49
(4.63)	3,167	2.11		(1.22)		2.06		(1.17)		68
21.46	3,432	2.05		(1.24)		2.05		(1.24)		48
23.87	2,245	2.07		(0.96)		2.07		(0.96)		49

8.39	792	1.71	**	(0.56	)**	1.56	**	(0.41	)**	15
19.33	874	1.68		(0.39)		1.56		(0.26)		88
(3.76)	653	1.68		(0.57)		1.56		(0.46)		49
(4.18)	421	1.60		(0.75)		1.56		(0.71)		68
22.04	769	1.56		(0.73)		1.56		(0.73)		48
24.43	470	1.58		(0.44)		1.57		(0.43)		49

8.73	7,873	1.04	**	0.13	**	0.88	**	0.29	**	15
20.14	5,820	1.05		(0.39)		0.90		(0.24)		88
—	25	—		—		—		—		—

8.62	24,471	1.21	**	(0.08	)**	1.06	**	0.07	**	15
19.96	44,750	1.18		0.12		1.06		0.24		88
(3.31)	40,624	1.17		(0.09)		1.06		0.02		49
(3.65)	45,675	1.11		(0.22)		1.06		(0.17)		68
22.65	53,251	1.05		(0.23)		1.05		(0.23)		48
25.13	31,172	1.09		0.04		1.07		0.06		49

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	Class R6 Shares commenced operations at the close of business on June 30, 2016.
(f)	For the six months ended December 31, 2017.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	63

Financial Highlights (Unaudited) (continued)

NWQ Small-Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/04)
2018(f)	$49.16	$(0.07)	$5.49	$5.42	$—	$(2.11)	$(2.11)	$52.47
2017	42.06	(0.16)	8.62	8.46	—	(1.36)	(1.36)	49.16
2016	44.06	(0.19)	(1.75)	(1.94)	—	(0.06)	(0.06)	42.06
2015	42.62	(0.30)	1.74	1.44	—	—	—	44.06
2014	33.14	(0.29)	9.77	9.48	—	—	—	42.62
2013	26.01	(0.12)	7.25	7.13	—	—	—	33.14
Class C (12/04)
2018(f)	44.98	(0.23)	5.00	4.77	—	(2.11)	(2.11)	47.64
2017	38.87	(0.48)	7.95	7.47	—	(1.36)	(1.36)	44.98
2016	41.03	(0.46)	(1.64)	(2.10)	—	(0.06)	(0.06)	38.87
2015	39.98	(0.59)	1.64	1.05	—	—	—	41.03
2014	31.33	(0.55)	9.20	8.65	—	—	—	39.98
2013	24.77	(0.31)	6.87	6.56	—	—	—	31.33
Class R3 (9/09)
2018(f)	48.51	(0.07)	5.35	5.28	—	(2.11)	(2.11)	51.68
2017	41.62	(0.29)	8.54	8.25	—	(1.36)	(1.36)	48.51
2016	43.71	(0.28)	(1.75)	(2.03)	—	(0.06)	(0.06)	41.62
2015	42.38	(0.41)	1.74	1.33	—	—	—	43.71
2014	33.04	(0.40)	9.74	9.34	—	—	—	42.38
2013	25.99	(0.24)	7.29	7.05	—	—	—	33.04
Class R6 (2/13)
2018(f)	50.67	(0.01)	5.72	5.71	—	(2.11)	(2.11)	54.27
2017	43.13	0.04	8.86	8.90	—	(1.36)	(1.36)	50.67
2016	45.00	— *	(1.81)	(1.81)	—	(0.06)	(0.06)	43.13
2015	43.35	(0.14)	1.79	1.65	—	—	—	45.00
2014	33.60	(0.16)	9.91	9.75	—	—	—	43.35
2013(c)	31.19	(0.10)	2.51	2.41	—	—	—	33.60
Class I (12/04)
2018(f)	50.34	— *	5.62	5.62	—	(2.11)	(2.11)	53.85
2017	42.93	(0.06)	8.83	8.77	—	(1.36)	(1.36)	50.34
2016	44.86	(0.09)	(1.78)	(1.87)	—	(0.06)	(0.06)	42.93
2015	43.28	(0.21)	1.79	1.58	—	—	—	44.86
2014	33.58	(0.20)	9.90	9.70	—	—	—	43.28
2013	26.29	(0.04)	7.33	7.29	—	—	—	33.58

64	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets(e)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

11.08%	$84,121	1.28	%**	(0.27	)%**	27%
20.12	82,559	1.30		(0.34)		57
(4.37)	90,656	1.38		(0.46)		39
3.38	122,575	1.42		(0.71)		38
28.61	51,477	1.36		(0.73)		49
27.41	10,229	1.38		(0.40)		41

10.66	22,655	2.03	**	(1.01	)**	27
19.21	23,251	2.05		(1.10)		57
(5.08)	24,886	2.13		(1.20)		39
2.63	29,732	2.17		(1.47)		38
27.61	18,004	2.11		(1.50)		49
26.48	5,739	2.12		(1.12)		41

10.94	8,572	1.53	**	(0.27	)**	27
19.82	7,945	1.55		(0.61)		57
(4.61)	7,532	1.64		(0.69)		39
3.14	6,500	1.67		(0.96)		38
28.27	2,632	1.61		(1.01)		49
27.13	715	1.68		(0.78)		41

11.32	11,701	0.86	**	(0.05	)**	27
20.64	9,284	0.86		0.09		57
(3.99)	8,584	0.98		0.01		39
3.81	3,625	1.01		(0.33)		38
29.02	3,138	1.02		(0.42)		49
7.73	2,092	1.10	**	(0.82	)**	41

11.21	639,639	1.03	**	(0.01	)**	27
20.43	590,033	1.05		(0.12)		57
(4.13)	467,821	1.13		(0.20)		39
3.65	447,072	1.17		(0.47)		38
28.89	252,554	1.11		(0.50)		49
27.73	136,659	1.12		(0.14)		41

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	For the period February 15, 2013 (commencement of operations) through June 30, 2013.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	The Fund has a fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver and/or expense reimbursement during the periods presented herein.
(f)	For the six months ended December 31, 2017.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	65

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust and Nuveen Investment Trust II (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940, as amended. Nuveen Investment Trust is comprised of the Nuveen NWQ Global Equity Income Fund (“NWQ Global Equity Income”), Nuveen NWQ Multi-Cap Value Fund (“NWQ Multi-Cap Value”), Nuveen NWQ Large-Cap Value Fund (“NWQ Large-Cap Value”), Nuveen NWQ Small/Mid-Cap Value Fund (“NWQ Small/Mid-Cap Value”) and Nuveen NWQ Small-Cap Value Fund (“NWQ Small-Cap Value”), among others, and Nuveen Investment Trust II is comprised of Nuveen NWQ International Value Fund (“NWQ International Value”), among others (each a “Fund” and collectively, the “Funds”), as diversified funds. Nuveen Investment Trust and Nuveen Investment Trust II were each organized as Massachusetts business trusts in 1996 and 1997, respectively.

The end of the reporting period for the Funds is December 31, 2017, and the period covered by these Notes to Financial Statements is the six months ended December 31, 2017 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”), an affiliate of Nuveen, under which NWQ manages the investment portfolios of the Funds.

Investment Objectives

NWQ International Value’s, NWQ Multi-Cap Value’s, NWQ Large-Cap Value’s, NWQ Small/Mid-Cap Value’s, and NWQ Small-Cap Value’s investment objectives are to provide investors with long-term capital appreciation. NWQ Global Equity Income’s investment objective is to provide investors with high current income and long-term capital appreciation.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue

66	NUVEEN

other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders of the Funds (except for NWQ Global Equity Income) at least annually. Dividends from net investment income, if any, are declared and distributed to shareholders of NWQ Global Equity Income at least quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class T Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on the relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Compensation

Neither Trust pays compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

NUVEEN	67

Notes to Financial Statements (Unaudited) (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

The value of exchange-traded options are based on the mean of the closing bid and ask prices and are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as

68	NUVEEN

provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NWQ Global Equity Income	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Common Stocks	$148,583,994	$153,765,282	**	$26	***	$302,349,302
Structured Notes	—	6,413,304		—		6,413,304
$1,000 Par (or similar) Institutional Preferred	—	2,674,040		—		2,674,040
Convertible Preferred Securities	—	2,125,200	**	—		2,125,200
$25 Par (or similar) Retail Preferred	797,874	—		—		797,874
Total	$149,381,868	$164,977,826		$26		$314,359,720

NWQ International Value
Long-Term Investments*:
Common Stocks	$89,785,101	$200,499,159	**	$—		$290,284,260
Short-Term Investments:
Repurchase Agreements	—	4,734,030		—		4,734,030
Total	$89,785,101	$205,233,189		$—		$295,018,290

NWQ Multi-Cap Value
Long-Term Investments*:
Common Stocks	$96,701,274	$—		$—		$96,701,274

NWQ Large-Cap Value
Long-Term Investments*:
Common Stocks	$76,397,394	$—		$—		$76,397,394
Short-Term Investments:
Repurchase Agreements	—	733,925		—		733,925
Total	$76,397,394	$733,925		—		$77,131,319

NWQ Small/Mid-Cap Value
Long-Term Investments*:
Common Stocks	$39,606,952	$—		$—		$39,606,952
Short-Term Investments:
Repurchase Agreements	—	1,195,173		—		1,195,173
Total	$39,606,952	$1,195,173		$—		$40,802,125

NWQ Small-Cap Value
Long-Term Investments*:
Common Stocks	$734,224,776	$—		$—		$734,224,776
Short-Term Investments:
Repurchase Agreements	—	32,078,121		—		32,078,121
Total	$734,224,776	$32,078,121		$—		$766,302,897
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

NUVEEN	69

Notes to Financial Statements (Unaudited) (continued)

The table below presents the transfers in and out of the three valuation levels for the following Funds as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
NWQ Global Equity Income
Common Stock	$3,574,616	$(4,865,991)	$4,865,991	$(3,574,616)	$—	$—
NWQ International Value
Common Stock	$7,459,763	$(7,477,903)	$7,477,903	$(7,459,763)	$—	$—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of the pricing service for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

70	NUVEEN

As of the end of the reporting period, the following Funds’ investments in non-U.S. securities were as follows:

NWQ Global Equity Income	Value	% of Net Assets
Country:
Germany	$34,309,359	10.9%
United Kingdom	26,253,123	8.4
Japan	17,815,930	5.7
Netherlands	17,744,219	5.6
Ireland	16,150,558	5.1
France	14,532,850	4.6
Switzerland	11,025,699	3.5
Bermuda	9,185,930	2.9
Spain	8,768,081	2.8
Other	30,999,918	9.9
Total non-U.S. securities	$186,785,667	59.4%

NWQ International Value
Country:
Japan	$66,288,774	22.4%
Netherlands	36,206,586	12.2
United Kingdom	23,912,089	8.1
France	22,643,374	7.7
Germany	20,116,225	6.8
Switzerland	15,780,913	5.3
South Korea	14,833,111	5.0
Denmark	12,817,521	4.3
Belgium	12,330,754	4.2
Other	49,008,761	16.6
Total non-U.S. securities	$273,938,108	92.6%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
NWQ International Value	Fixed Income Clearing Corporation	$4,734,030	$(4,734,030)	$—
NWQ Large-Cap Value	Fixed Income Clearing Corporation	733,925	(733,925)	—
NWQ Small/Mid-Cap Value	Fixed Income Clearing Corporation	1,195,173	(1,195,173)	—
NWQ Small-Cap Value	Fixed Income Clearing Corporation	32,078,121	(32,078,121)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

NUVEEN	71

Notes to Financial Statements (Unaudited) (continued)

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or a Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options written” on the Statement of Operations. The Fund, as writer of an option has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, NWQ Global Equity Income wrote covered call options on individual stocks, while investing in those same stocks, to enhance returns while foregoing some upside potential. During the current fiscal period, NWQ Large-Cap Value also wrote a call option on an individual stock, and covered that position shortly afterwards.

The average notional amount of outstanding options written during the current fiscal period was as follows:

	NWQ Global Equity Income**	NWQ Large-Cap Value**
Average notional amount of outstanding options written*	$—	$—
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
**	NWQ Global Equity Income and NWQ Large-Cap Value did not write any call options at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
NWQ Global Equity Income	Equity price	Options written	$58,088	$—
NWQ Large-Cap Value	Equity price	Options written	22,643	—

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Each Fund has an effective registration statement on file with the Securities and Exchange Commission (SEC) to issue Class T Shares, which were not yet available for public offering at the time this report was issued.

NWQ Global Equity Income issued Class T Shares during the period; however, these Shares were also not available for public offering.

72	NUVEEN

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 12/31/17		Year Ended 6/30/17
NWQ Global Equity Income	Shares	Amount	Shares	Amount
Shares issued in the Reorganization
Class A	—	$—	12,102,245	$305,316,766
Class C	—	—	3,198,374	83,642,916
Class R3	—	—	68,376	1,788,738
Class I	—	—	3,418,327	89,608,593
Class T	—	—	—	—
Shares sold:
Class A	105,314	2,984,992	93,830	2,445,753
Class C	11,069	313,259	1,552	44,659
Class R3	3,214	90,516	3,868	104,703
Class I	456,302	12,837,260	385,367	10,298,704
Class T	—	—	919	25,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	59,812	1,705,269	111,908	2,988,324
Class C	22,622	642,523	25,891	706,238
Class R3	379	10,781	375	10,228
Class I	44,341	1,265,918	42,170	1,147,898
Class T	—	—	—	—
	703,053	19,850,518	19,453,202	498,128,520
Shares redeemed:
Class A	(961,535)	(27,153,597)	(6,792,133)	(170,913,684)
Class C	(325,756)	(9,147,456)	(256,545)	(6,876,558)
Class R3	(21,144)	(599,571)	(14,559)	(383,853)
Class I	(545,634)	(15,406,731)	(2,508,944)	(66,263,848)
Class T	—	—	—	—
	(1,854,069)	(52,307,355)	(9,572,181)	(244,437,943)
Net increase (decrease)	(1,151,016)	$(32,456,837)	9,881,021	$253,690,577

	Six Months Ended 12/31/17		Eleven Months Ended 6/30/17		Year Ended 6/30/16
NWQ International Value	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	129,233	$3,322,727	268,637	$6,385,694	253,721	$5,665,765
Class C	23,318	567,457	19,361	441,754	32,205	686,208
Class R3	21,358	558,078	12,427	290,150	26,617	587,536
Class I	985,283	25,425,259	4,196,580	100,656,892	1,318,041	29,162,649
Shares issued to shareholders due to reinvestment of distributions:
Class A	25,075	656,226	18,963	422,304	17,674	398,190
Class C	9,108	227,615	5,738	122,039	3,997	86,019
Class R3	802	21,154	507	11,387	431	9,802
Class I	289,374	7,601,840	153,463	3,429,889	142,257	3,216,447
	1,483,551	38,380,356	4,675,676	111,760,109	1,794,943	39,812,616
Shares redeemed:
Class A	(186,197)	(4,796,599)	(539,062)	(12,430,909)	(404,427)	(8,918,931)
Class C	(48,691)	(1,187,204)	(297,745)	(6,684,808)	(218,621)	(4,619,890)
Class R3	(6,543)	(170,777)	(31,780)	(742,753)	(19,146)	(423,100)
Class I	(1,814,541)	(46,595,675)	(2,205,832)	(51,582,796)	(2,513,986)	(55,914,314)
	(2,055,972)	(52,750,255)	(3,074,419)	(71,441,266)	(3,156,180)	(69,876,235)
Net increase (decrease)	(572,421)	$(14,369,899)	1,601,257	$40,318,843	(1,361,237)	$(30,063,619)

NUVEEN	73

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 12/31/17		Year Ended 6/30/17
NWQ Multi-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	15,278	$460,884	134,330	$3,737,175
Class C	3,116	89,060	27,213	690,844
Class R3	658	19,607	7,940	198,648
Class I	82,051	2,471,996	178,302	4,813,569
Shares issued to shareholders due to reinvestment of distributions:
Class A	14,850	464,368	7,471	199,920
Class C	7,963	235,319	964	24,386
Class R3	—	—	31	813
Class I	24,625	773,700	15,256	410,228
	148,541	4,514,934	371,507	10,075,583
Shares redeemed:
Class A	(69,850)	(2,098,634)	(205,708)	(5,440,684)
Class C	(83,661)	(2,330,448)	(343,246)	(8,799,833)
Class R3	(7,769)	(242,669)	(5,681)	(158,416)
Class I	(152,394)	(4,552,283)	(608,883)	(16,419,592)
	(313,674)	(9,224,034)	(1,163,518)	(30,818,525)
Net increase (decrease)	(165,133)	$(4,709,100)	(792,011)	$(20,742,942)

	Six Months Ended 12/31/17		Year Ended 6/30/17
NWQ Large-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	105,848	$842,712	337,294	$2,643,725
Class C	20,566	134,990	96,315	682,773
Class R3	54	427	182	1,380
Class I	250,089	1,856,836	950,888	7,297,730
Shares issued to shareholders due to reinvestment of distributions:
Class A	189,266	1,279,151	108,481	825,020
Class C	184,604	1,100,509	86,687	598,374
Class R3	2,653	17,693	880	6,622
Class I	2,235,717	15,193,853	1,086,784	8,289,894
	2,988,797	20,426,171	2,667,511	20,345,518
Shares redeemed:
Class A	(340,289)	(2,532,299)	(1,034,207)	(7,955,410)
Class C	(199,516)	(1,388,021)	(295,499)	(2,041,192)
Class R3	(2)	(12)	(54)	(399)
Class I	(1,875,830)	(14,476,075)	(5,463,811)	(41,928,533)
	(2,415,637)	(18,396,407)	(6,793,571)	(51,925,534)
Net increase (decrease)	573,160	$2,029,764	(4,126,060)	$(31,580,016)

74	NUVEEN

	Six Months Ended 12/31/17		Year Ended 6/30/17
NWQ Small/Mid-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	7,786	$262,348	104,236	$3,446,128
Class C	1,936	59,635	19,510	573,232
Class R3	1,281	42,195	4,818	148,976
Class R6	110,093	3,748,015	213,692	7,211,773
Class I	124,781	4,295,906	534,801	17,465,499
Shares issued to shareholders due to reinvestment of distributions:
Class A	5,761	195,104	—	—
Class C	5,012	155,425	—	—
Class R3	830	27,306	—	—
Class R6	11,569	398,721	—	—
Class I	62,826	2,159,057	—	—
	331,875	11,343,712	877,057	28,845,608
Shares redeemed:
Class A	(42,844)	(1,467,268)	(287,035)	(9,188,395)
Class C	(8,401)	(264,665)	(24,634)	(717,089)
Class R3	(5,347)	(177,732)	(1,882)	(56,957)
Class R6	(68,089)	(2,336,243)	(41,856)	(1,426,644)
Class I	(812,477)	(27,851,264)	(652,948)	(21,188,537)
	(937,158)	(32,097,172)	(1,008,355)	(32,577,622)
Net increase (decrease)	(605,283)	$(20,753,460)	(131,298)	$(3,732,014)

	Six Months Ended 12/31/17		Year Ended 6/30/17
NWQ Small-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	222,691	$11,226,744	552,109	$25,919,740
Class C	17,390	811,798	59,717	2,641,639
Class R3	37,925	1,911,502	70,047	3,303,124
Class R6	54,547	2,921,002	72,517	3,533,553
Class I	1,265,039	66,123,029	3,457,946	168,904,185
Shares issued to shareholders due to reinvestment of distributions:
Class A	53,317	2,770,337	46,298	2,248,249
Class C	18,765	885,497	15,188	677,528
Class R3	2,285	117,011	1,735	83,227
Class R6	6,880	369,655	5,860	292,648
Class I	442,523	23,595,331	294,820	14,637,789
	2,121,362	110,731,906	4,576,237	222,241,682
Shares redeemed:
Class A	(352,171)	(18,218,579)	(1,074,310)	(51,187,553)
Class C	(77,517)	(3,569,561)	(198,273)	(8,672,146)
Class R3	(38,118)	(1,920,502)	(88,964)	(4,282,296)
Class R6	(29,018)	(1,520,305)	(94,170)	(4,747,337)
Class I	(1,550,583)	(80,734,203)	(2,927,109)	(142,354,660)
	(2,047,407)	(105,963,150)	(4,382,826)	(211,243,992)
Net increase (decrease)	73,955	$4,768,756	193,411	$10,997,690

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Purchases	$47,086,453	$20,404,336	$14,663,211	$21,365,438	$8,310,456	$186,768,561
Sales	77,235,295	34,139,611	18,179,118	35,008,018	32,375,596	192,729,873

NUVEEN	75

Notes to Financial Statements (Unaudited) (continued)

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of December 31, 2017.

	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Tax cost of investments	$272,087,469	$229,057,623	$78,979,991	$54,110,680	$32,586,301	$570,432,032
Gross unrealized:
Appreciation	$58,096,612	$80,261,432	$22,755,377	$23,995,508	$10,281,380	$218,110,373
Depreciation	(15,824,361)	(14,300,765)	(5,034,094)	(974,869)	(2,065,556)	(22,239,508)
Net unrealized appreciation (depreciation) of investments	$42,272,251	$65,960,667	$17,721,283	$23,020,639	$8,215,824	$195,870,865

Permanent differences, primarily due to federal taxes paid, complex securities character adjustments, nondeductible reorganization expenses, reorganization adjustments, net operating losses, foreign currency transactions, tax equalization, investments in partnerships, distribution reallocations, investments in passive foreign investment companies, and expiration of capital loss carryforwards, resulted in reclassifications among the Funds’ components of net assets as of June 30, 2017, the Funds’ last tax year end, as follows:

	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Capital paid-in	$251,426,398	$—	$(89,935,185)	$2,615,019	$(13,351,026)	$1,825,869
Undistributed (Over-distribution of) net investment income	783,985	(71,168)	(21)	(534)	5,259	586,918
Accumulated net realized gain (loss)	(252,210,383)	71,168	89,935,206	(2,614,485)	13,345,767	(2,412,787)

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2017, the Funds’ last tax year end, were as follows:

	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Undistributed net ordinary income[1]	$6,327,491	$5,210,303	$1,495,007	$486,962	$92,478	$—
Undistributed net long-term capital gains	—	—	—	11,777,083	—	29,143,775
[1]	Undistributed net ordinary income (on a tax basis) for NWQ Global Equity Income has not been reduced for the dividend declared on June 30, 2017 and paid on July 3, 2017. Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the periods indicated below, was designated for purposes of the dividends paid deduction as follows:

Year ended June 30, 2017	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Distributions from net ordinary income[1]	$3,622,281	$695,594	$1,818,653	$—	$2,714,477
Distributions from net long-term capital gains	24,352	—	8,051,909	—	16,324,774

NWQ International Value	Eleven-Months Ended June 30, 2017	Year Ended July 31, 2016
Distributions from net ordinary income[1]	$4,194,519	$3,931,195
Distributions from net long-term capital gains	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

76	NUVEEN

As of June 30, 2017, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	NWQ Global Equity Income[2]	NWQ International Value	NWQ Multi-Cap Value	NWQ Small/Mid-Cap Value
Expiration:
June 30, 2018	$—	$54,060,130	$100,615,795	$838,796
Not subject to expiration	248,331,937	211,397,308	—	—
Total	$248,331,937	$265,457,438	$100,615,795	$838,796
[2]	NWQ Global Equity Income’s capital loss carryforward is subject to significant limitations under the Internal Revenue Code and related regulations. In particular, it is expected that the Fund will only be able to annually utilize approximately $4 million of its outstanding capital loss carryforward for the next twenty-one years, at which point the annual limitation will further be reduced to approximately $1.2 million.

As of June 30, 2017, the Funds' last tax year end, the following Funds' capital loss carryforwards expired as follows:

	NWQ Multi-Cap Value	NWQ Small/Mid-Cap Value
Expired capital loss carryforwards	$89,935,185	$13,348,425

During the Funds’ last tax year ended June 30, 2017, the following Funds utilized capital loss carryforwards as follows:

	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Small/Mid-Cap Value
Utilized capital loss carryforwards	$3,381,703	$3,211,473	$13,144,226	$4,378,811

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:

NWQ Small-Cap Value
Post-October capital losses[3]	$20,181,312
Late-year ordinary losses[4]	1,554,779
[3]	Capital losses incurred from November 1, 2016 through June 30, 2017, the Funds' last tax year end.
[4]	Ordinary losses incurred from January 1, 2017 through June 30, 2017 and/or specified losses incurred from November 1, 2016 through June 30, 2017.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. NWQ is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

For the period July 1, 2017 through July 31, 2017, the annual fund-level fee, payable monthly, for each Fund, was calculated according to the following schedule:

Average Daily Net Assets	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
For the first $125 million	0.5500%	0.5500%	0.5500%	0.5000%	0.6000%	0.6500%
For the next $125 million	0.5375	0.5375	0.5375	0.4875	0.5875	0.6375
For the next $250 million	0.5250	0.5250	0.5250	0.4750	0.5750	0.6250
For the next $500 million	0.5125	0.5125	0.5125	0.4625	0.5625	0.6125
For the next $1 billion	0.5000	0.5000	0.5000	0.4500	0.5500	0.6000
For net assets over $2 billion	0.4750	0.4750	0.4750	0.4250	0.5250	0.5750

NUVEEN	77

Notes to Financial Statements (Unaudited) (continued)

Effective August 1, 2017, the annual fund-Level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
For the first $125 million	0.5500%	0.5500%	0.5500%	0.5000%	0.6000%	0.6500%
For the next $125 million	0.5375	0.5375	0.5375	0.4875	0.5875	0.6375
For the next $250 million	0.5250	0.5250	0.5250	0.4750	0.5750	0.6250
For the next $500 million	0.5125	0.5125	0.5125	0.4625	0.5625	0.6125
For the next $1 billion	0.5000	0.5000	0.5000	0.4500	0.5500	0.6000
For the next $3 billion	0.4750	0.4750	0.4750	0.4250	0.5250	0.5750
For the next $2.5 billion	0.4500	0.4500	0.4500	0.4000	0.5000	0.5500
For the next $2.5 billion	0.4375	0.4375	0.4375	0.3875	0.4875	0.5375
For net assets over $10 billion	0.4250	0.4250	0.4250	0.3750	0.4750	0.5250

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end Funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of December 31, 2017, the complex-level fee for each Fund was 0.1595%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expense for the Class R6 Shares will be less than the expense limitation. The temporary expense limitation may be terminated or modified prior to the expiration date only with the approval of the Board. The expense limitation in effect thereafter may be terminated or modified only with the approval of the shareholders of each Fund.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
NWQ Global Equity Income	0.90	July 31, 2019	N/A
NWQ International Value	0.94	July 31, 2019	N/A
NWQ Multi-Cap Value	0.94	July 31, 2019	N/A
NWQ Large-Cap Value	0.79	July 31, 2019	1.35%
NWQ Small/Mid-Cap Value	1.10	July 31, 2019	1.45
NWQ Small-Cap Value	N/A	N/A	1.50

N/A – Not applicable.

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Sales charges collected	$25,214	$22,549	$2,146	$1,893	$2,399	$34,105
Paid to financial intermediaries	22,677	22,890	1,880	1,667	2,150	29,811

78	NUVEEN

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Commission advances	$7,012	$6,709	$672	$683	$189	$5,927

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
12b-1 fees retained	$1,962	$2,236	$772	$823	$694	$9,562

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
CDSC retained	$376	$138	$81	$1,479	$—	$1,284

As of the end of the reporting period, Nuveen owned shares of the following Funds:

	NWQ Global Equity Income	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Class A Shares	12,500	—	—	—
Class C Shares	12,500	—	—	—
Class R3 Shares	12,500	9,125	2,186	1,583
Class R6 Shares	—	—	891	802
Class I Shares	254,631	—	—	—
Class T Shares	919	—	—	—

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

The Unsecured Credit Line was not renewed after its scheduled termination date of July 27, 2017.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, NWQ Multi-Cap Value utilized this facility. The Fund’s average daily balance outstanding and average annual interest rate during the utilization period was $317,916 and 2.56%, respectively. The Fund’s maximum outstanding daily balance during the utilization period was $317,916. Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities. None of the other Funds utilized this facility during the current fiscal period.

NUVEEN	79

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser NWQ Investment Management Company, LLC 2049 Century Park East, 16th Floor Los Angeles, CA 90067	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

80	NUVEEN

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Lipper Global Equity Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Global Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper International Multi-Cap Value Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper International Multi-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Multi-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Value Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Morgan Stanley Capital International (MSCI) World Index: A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index: A free-float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Value Index: An index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Russell 2000® Value Index: An index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Russell 2500® Value Index: An index that measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000® Index. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

NUVEEN	81

Glossary of Terms Used in this Report (continued)

Russell 3000® Value Index: An index that measures the performance of those Russell 3000 companies with lower price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

82	NUVEEN

Notes

NUVEEN	83

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen,
333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-NWQ-1217D        427256-INV-B-02/19

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By	(Signature and Title)	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme Vice President and Secretary

Date: March 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: March 8, 2018

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: March 8, 2018